                        INDEX OF 1996 AUDITORS' REPORTS

Deloitte and Touche LLP
                              107-145 WEST 135TH STREET ASSOCIATES
                              ALGONQUIN TOWER LIMITED PARTNERSHIP
                              ALL HALLOWS ASSOCIATES
                              ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP
                              ANGLERS MANOR ASSOCIATES
                              ANTIOCH APARTMENTS, LTD.
                              ARVADA HOUSE ASSOCIATES
                              AUDOBON PARK ASSOCIATES
                              BALDWIN OAKS ELDERLY, LTD.
                              BALDWIN TOWERS ASSOCIATES
                              BASSWOOD MANOR LIMITED PARTNERSHIP
                              BAYVIEW HUNTERS POINT APARTMENTS
                              BENSALEM GARDENS ASSOCIATES
                              BERKLEY LIMITED PARTNERSHIP
                              BLOOMSBURG ELDERLY ASSOCIATES
                              BRIARWOOD APARTMENTS
                              BRIGHTWOOD MANOR ASSOCIATES
                              BRINTON MANOR NO. 1 ASSOCIATES
                              BRINTON TOWERS ASSOCIATES
                              BROOKSIDE APARTMENTS ASSOCIATES
                              BUENA VISTA APARTMENTS, LTD.
                              CABELL ASSOCIATES OF LAKEVIEW
                              CALIFORNIA SQUARE II LIMITED PARTNERSHIP
                              CALIFORNIA SQUARE LIMITED PARTNERSHIP
                              CAMPBELL HEIGHTS ASSOCIATES
                              CANTERBURY GARDENS ASSOCIATES
                              CAPITAL PARK LIMITED PARTNERSHIP
                              CAROLINE ARMS LIMITED PARTNERSHIP
                              CENTER SQUARE ASSOCIATES
                              CENTRAL VILLAGE ASSOCIATES
                              CHAPEL NDP
                              CHEEK ROAD LIMITED PARTNERSHIP
                              CLAY COURTS ASSOCIATES
                              COLLEGE HEIGHTS
                              COLLEGE PARK APARTMENTS
                              COLLEGE PARK ASSOCIATES
                              COMMUNITY DEVELOPERS OF HIGH POINT
                              CONGRESS PARK ASSOCIATES II
                              COPPERWOOD II LIMITED
                              COPPERWOOD LIMITED
                              CUMBERLAND COURT ASSOCIATES
                              DARBY TOWNHOUSES ASSOCIATES
                              DARBY TOWNHOUSES LIMITED PARTNERSHIP
                              DARBYTOWN DEVELOPMENT ASSOCIATES
                              DELCAR-S, LTD.
                              DELCAR-T, LTD.
                              DIP LIMITED PARTNERSHIP
                              DIP LIMITED PARTNERSHIP--II
                              DIP LIMITED PARTNERSHIP--III
                              DISCOVERY LIMITED PARTNERSHIP
                              DORAL GARDENS ASSOCIATES
                              DORAL LIMITED PARTNERSHIP
                              DUQUESNE ASSOCIATES NO. 1
                              EDMOND ESTATES LIMITED PARTNERSHIP
                              ELDEN LIMITED PARTNERSHIP
                              ESBRO LIMITED PARTNERSHIP
                              FAIRMEADOWS LIMITED PARTNERSHIP
                              FAIRMONT #1 LIMITED PARTNERSHIP
                              FAIRMONT #2 LIMITED PARTNERSHIP
                              FAIRVIEW HOMES ASSOCIATES
                              FAIRWOOD ASSOCIATES

                        INDEX OF 1996 AUDITORS' REPORTS

                              FEDERAL SQUARE VILLAGE
                              FIELD ASSOCIATES
                              FOREST GREEN LIMITED PARTNERSHIP
                              FOREST PARK ELDERLY ASSOCIATES
                              FORRESTER GARDENS, LTD.
                              FORT CARSON ASSOCIATES
                              FOXWOOD MANOR ASSOCIATES
                              FRANKLIN CHAPEL HILL ASSOCIATES
                              FRANKLIN EAGLE ROCK ASSOCIATES
                              FRANKLIN PARK LIMITED PARTNERSHIP
                              FRANKLIN PHEASANT RIDGE ASSOCIATES
                              FRANKLIN RIDGEWOOD ASSOCIATES
                              FRANKLIN WOODS ASSOCIATES
                              FRIENDSET HOUSING COMPANY
                              FRIO HOUSING, LTD.
                              G.W. CARVER LIMITED
                              GALION LIMITED PARTNERSHIP
                              GARFIELD HILL ASSOCIATES
                              GATEWAY VILLAGE ASSOCIATES
                              GLADYS HAMPTON HOUSES ASSOCIATES
                              GOLDEN APARTMENTS I
                              GOLDEN APARTMENTS II
                              GRANDVIEW APARTMENTS
                              GREATER MOUNT CALVARY TERRACE, LTD.
                              GREATER RICHMOND COMMUNITY DEVELOPMENT
                                CORP. I AND ASSOCIATES
                              GREATER RICHMOND COMMUNITY DEVELOPMENT
                                CORP. II AND ASSOCIATES
                              GREEN MOUNTAIN MANOR LIMITED PARTNERSHIP
                              GRIFFITH LIMITED PARTNERSHIP
                              GULFWAY LIMITED PARTNERSHIP
                              H.R.H. PROPERTIES, LTD.
                              HAMILTON HEIGHTS ASSOCIATES
                              HAROLD HOUSE LIMITED PARTNERSHIP
                              HATILLO HOUSING ASSOCIATES
                              HICKORY RIDGE ASSOCIATES, LTD.
                              HILLCREST GREEN APARTMENTS, LTD.
                              HILLSIDE VILLAGE ASSOCIATES
                              HILLTOP APARTMENTS ASSOCIATES
                              HILLTOP LIMITED PARTNERSHIP
                              HUDSON TERRACE ASSOCIATES
                              HURBELL II LIMITED PARTNERSHIP
                              HURBELL III LIMITED PARTNERSHIP
                              INDIAN VALLEY I LIMITED PARTNERSHIP
                              INDIAN VALLEY II LIMITED PARTNERSHIP
                              INDIAN VALLEY III LIMITED PARTNERSHIP
                              INGRAM SQUARE APARTMENTS, LTD.
                              JAMESTOWN VILLAGE ASSOCIATES
                              JERSEY PARK ASSOCIATES
                              JFK ASSOCIATES
                              JOHNSTON SQUARE ASSOCIATES
                              JVL 16 ASSOCIATES
                              JVL 18 ASSOCIATES
                              JVL 19 ASSOCIATES
                              JVL LIMITED
                              KENNEDY HOMES LIMITED PARTNERSHIP
                              KEY PARKWAY WEST ASSOCIATES
                              KIMBERLY ASSOCIATES LIMITED PARTNERSHIP
                              LA SALLE APARTMENTS
                              LA VISTA ASSOCIATES
                              LAFAYETTE MANOR ASSOCIATES
                              LAFAYETTE TOWNE ELDERLY, LTD.
                              LAFAYETTE TOWNE FAMILY, LTD.
                              LAKE FOREST APARTMENTS
                              LAS AMERICAS HOUSING ASSOCIATES
                              LASSEN ASSOCIATES

                        INDEX OF 1996 AUDITORS' REPORTS

                              LAUREL GARDENS
                              LEWISBURG ASSOCIATES
                              LEWISBURG ELDERLY ASSOCIATES
                              LINCMAR ASSOCIATES
                              LINCOLN PARK ASSOCIATES
                              LOCK HAVEN ELDERLY ASSOCIATES
                              LOCK HAVEN GARDENS ASSOCIATES
                              LORING TOWERS APARTMENTS LIMITED PARTNERSHIP
                              M&P DEVELOPMENT COMPANY
                              MAPLE HILL ASSOCIATES
                              MAPLE PARK EAST LIMITED PARTNERSHIP
                              MAPLE PARK WEST LIMITED PARTNERSHIP
                              MAYFAIR MANOR LIMITED PARTNERSHIP
                              MEADOWOOD APARTMENTS--PHASE I
                                (MEADOWOOD ASSOCIATES)
                              MEADOWOOD APARTMENTS--PHASE II
                                (MEADOWOOD ASSOCIATES)
                              MEADOWOOD ASSOCIATES III, LTD.
                              MEADOWOOD TOWNHOUSES I LIMITED PARTNERSHIP
                              MEADOWOOD TOWNHOUSES III LIMITED PARTNERSHIP
                              MEADOWS APARTMENTS LIMITED PARTNERSHIP
                              MEADOWS EAST APARTMENTS LIMITED PARTNERSHIP
                              MENLO LIMITED PARTNERSHIP
                              MERCED COMMONS I
                              MERCED COMMONS II
                              MILL STREET ASSOCIATES
                              MIRAMAR HOUSING ASSOCIATES
                              MONTBLANC GARDEN APARTMENTS ASSOCIATES
                              MONTBLANC HOUSING ASSOCIATES
                              MORRISANIA TOWERS HOUSING COMPANY
                              MOSS GARDENS LTD.
                              MURPHY BLAIR ASSOCIATES III
                              NATIONAL HOUSING PARTNERSHIP REALTY FUND I
                              NATIONAL HOUSING PARTNERSHIP REALTY FUND III
                              NATIONAL HOUSING PARTNERSHIP REALTY FUND IV
                              NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                              NATIONAL HOUSING PARTNERSHIP RESI ASSOCIATES I NEW LAKE VILLAGE APARTMENTS
                              NEW WEST 111TH STREET HOUSING COMPANY
                              NEW WEST 111TH STREET TWO ASSOCIATES
                              NEWTON HILL LIMITED PARTNERSHIP
                              NORTHGATE VILLAGE LIMITED PARTNERSHIP
                              NORTHLAKE TERRACE ASSOCIATES
                              NORTHWEST TERRACE ASSOCIATES
                              OAKLAND VILLAGE TOWNHOUSE ASSOCIATES
                              OCALA PLACE, LTD.
                              OLDE RIVERTOWN VENTURE
                              ONE LYTLE PLACE
                              ONE WEST CONWAY ASSOCIATES
                              ORANGE VILLAGE ASSOCIATES
                              PALM HOUSE LIMITED PARTNERSHIP
                              PARK AVENUE WEST I LIMITED PARTNERSHIP
                              PARK AVENUE WEST II LIMITED PARTNERSHIP
                              PARK CREEK LIMITED PARTNERSHIP
                              PAVILION ASSOCIATES
                              PERSHING WATERMAN PHASE I
                              PLACE ONE LIMITED PARTNERSHIP
                              POINT WEST LIMITED PARTNERSHIP
                              PORTFOLIO PROPERTIES EIGHT ASSOCIATES
                              PORTFOLIO PROPERTIES FIVE ASSOCIATES
                              PORTFOLIO PROPERTIES NINE ASSOCIATES
                              PORTFOLIO PROPERTIES SEVEN ASSOCIATES
                              PORTFOLIO PROPERTIES SIX ASSOCIATES
                              PORTFOLIO PROPERTIES TEN ASSOCIATES
                              PORTFOLIO PROPERTIES THREE ASSOCIATES
                              PORTFOLIO PROPERTIES TWELVE ASSOCIATES
                              PORTFOLIO PROPERTIES TWO ASSOCIATES

                        INDEX OF 1996 AUDITORS' REPORTS

                              PORTLAND PLAZA PARTNERSHIP
                              PORTNER PLACE ASSOCIATES
                              POST STREET ASSOCIATES
                              PUEBLO APARTMENTS ASSOCIATES, LTD.
                              PW III ASSOCIATES LIMITED PARTNERSHIP
                              PW IV ASSOCIATES LIMITED PARTNERSHIP
                              RI-15 LIMITED PARTNERSHIP
                              RICHLIEU ASSOCIATES
                              RIVER FRONT APARTMENTS LIMITED PARTNERSHIP
                              RIVER WOODS ASSOCIATES
                              RIVERVIEW II ASSOCIATES
                              ROCKWELL LIMITED PARTNERSHIP
                              ROLLING MEADOWS OF ADA, LTD.
                              ROYAL TOWERS LIMITED PARTNERSHIP
                              RUFFIN ROAD ASSOCIATES
                              RUTHERFORD PARK TOWNHOUSES ASSOCIATES
                              SAN JOSE LIMITED PARTNERSHIP
                              SAN JUAN DEL CENTRO LIMITED PARTNERSHIP
                              SENCIT TOWNE HOUSE LIMITED PARTNERSHIP
                              SHERMAN TERRACE ASSOCIATES
                              SHOREVIEW APARTMENTS
                              SITE 10 COMMUNITY ALLIANCE ASSOCIATES
                              SNI DEVELOPMENT COMPANY
                              SOUTHMONT APARTMENTS
                              SOUTHRIDGE APARTMENTS LIMITED PARTNERSHIP
                              SOUTHWARD LIMITED PARTNERSHIP
                              SPRING BRIGHT LIMITED PARTNERSHIP
                              SPRING MEADOW LIMITED PARTNERSHIP
                              SPRUCE LIMITED PARTNERSHIP
                              SPRUCE PALM LIMITED PARTNERSHIP
                              STAFFORD APARTMENTS
                              STOCK ISLAND LIMITED PARTNERSHIP
                              STOREY MANOR ASSOCIATES
                              STRAWBRIDGE SQUARE ASSOCIATES LIMITED PARTNERSHIP SUMMERSONG TOWNHOUSES LIMITED PARTNERSHIP
                              SUNRISE ASSOCIATES
                              SUNSET PLAZA APARTMENTS
                              SUSQUEHANNA VIEW LIMITED PARTNERSHIP
                              TIMBERLAKE APARTMENTS LIMITED PARTNERSHIP
                              TIMUQUANA PARK ASSOCIATES
                              TINKER CREEK LIMITED PARTNERSHIP
                              TOWN NORTH
                              TOWNVIEW TOWERS I PARTNERSHIP, LTD.
                              TREESLOPE APARTMENTS ASSOCIATES
                              TRINITY APARTMENTS
                              TRINITY TOWERS-14TH STREET ASSOCIATES, LTD.
                              UNITED HANDICAP FEDERATION APARTMENT ASSOCIATES UNITED HOUSE ASSOCIATES
                              UNITED HOUSING PARTNERS-CARBONDALE, LTD.
                              UNITED REDEVELOPMENT ASSOCIATES
                              UNIVERSITY PLAZA ASSOCIATES
                              VANTAGE '78
                              VILLA DE GUADALUPE ASSOCIATES
                              VILLAGE CIRCLE APARTMENTS, LTD.
                              VILLAGE GREEN LIMITED PARTNERSHIP
                              VILLAGE PARK II
                              VISTAS DE SAN JUAN ASSOCIATES
                              WAICO APARTMENTS ASSOCIATES
                              WAICO PHASE II ASSOCIATES
                              WALDEN OAKS ASSOCIATES
                              WALMSLEY TERRACE ASSOCIATES
                              WALNUT HILLS ASSOCIATES, LTD.
                              WASH-WEST PROPERTIES
                              WASHINGTON MANOR LIMITED PARTNERSHIP
                              WATERS TOWERS ASSOCIATES

                        INDEX OF 1996 AUDITORS' REPORTS

                              WEST OAK VILLAGE LIMITED PARTNERSHIP
                              WHITEFIELD PLACE, LTD.
                              WIGAR LIMITED PARTNERSHIP
                              WOODMARK LIMITED PARTNERSHIP
                              YADKIN ASSOCIATES

Edwards Leap & Sauer
                              BUFFALO VILLAGE ASSOCIATES
                              GENESSEE GARDENS ASSOCIATES
                              IDA TOWER

Fishbein & Company, P.C.
                              FRANKLIN HOUSING ASSOCIATES
                              FRANKLIN NEW YORK AVENUE ASSOCIATES

Freeman and Vessillo
                              CHATEAU GARDENS
                              CLUB APARTMENT ASSOCIATES
                              COUNTRY VILLA ASSOCIATES, L.P.
                              COUNTRYBROOK ASSOCIATES
                              CROSS CREEK LIMITED PARTNERSHIP
                              GRANDLAND REALTY ASSOCIATES, LTD.
                              KEMAR TOWNHOUSE ASSOCIATES, L.P.
                              LAKELAND EAST LIMITED PARTNERSHIP
                              MARTEN MANOR REALTY ASSOCIATES L.P.

Friduss, Lukee, Schiff &
  Co., P.C.
                              62ND STREET LIMITED PARTNERSHIP
                              CENTRAL WOODLAWN LIMITED PARTNERSHIP

Goldenberg Rosenthal
  Friedlander
                              ACADEMY GARDEN ASSOCIATES
                              BRUNSWICK VILLAGE LIMITED PARTNERSHIP
                              BUCKINGHAM HALL ASSOCIATES
                              CHURCHVIEW GARDENS ASSOCIATES
                              CHURCHVIEW GARDENS LIMITED PARTNERSHIP


Hansen, Hunter & Kibbee, P.C.

                              FRANKLIN CHANDLER ASSOCIATES
                              HAINES ASSOCIATES LIMITED PARTNERSHIP
                              KING-BELL ASSOCIATES
                              MONMOUTH ASSOCIATES LIMITED PARTNERSHIP
                              PENDLETON RIVERSIDE APARTMENTS OREG., LTD.
                              PENN HALL ASSOCIATES LIMITED PARTNERSHIP
                              RODEO DRIVE LIMITED PARTNERSHIP
                              SOUTH MOUNTAIN TERRACE, LTD.

J.A. Plumer & Co.
                              630 EAST LINCOLN AVENUE ASSOCIATES
                              ASPEN STRATFORD APARTMENTS COMPANY B
                              ASPEN STRATFORD APARTMENTS COMPANY C
                              ATHENS ARMS ASSOCIATES
                              BENJAMIN BANNEKER PLAZA ASSOCIATES
                              BENTON SQUARE, LTD.
                              BRIGHTWOOD LIMITED PARTNERSHIP
                              CARTER ASSOCIATES LIMITED PARTNERSHIP
                              CHRISTOPHER COURT HOUSING COMPANY
                              COLONIAL TERRACE I ASSOCIATES
                              COLONIAL TERRACE II ASSOCIATES
                              CONCORD HOUSES ASSOCIATES
                              DUKE MANOR ASSOCIATES
                              ELDERLY HOUSING ASSOCIATES LTD. PARTNERSHIP
                              FERNCLIFF LIMITED PARTNERSHIP
                              FOREST APARTMENTS ASSOCIATES

                        INDEX OF 1996 AUDITORS' REPORTS

                              GATE MANOR APARTMENTS, LTD.
                              GREENFIELD APARTMENTS LIMITED PARTNERSHIP
                              GREENFIELD LIMITED PARTNERSHIP
                              GREENFIELD NORTH APARTMENTS LIMITED PARTNERSHIP GREENFIELD NORTH LIMITED PARTNERSHIP
                              HAILI ASSOCIATES
                              HOLLOWS ASSOCIATES
                              HOUSTON ARISTOCRAT APARTMENTS, LTD.
                              KAPUNA ASSOCIATES
                              KIMBERTON APARTMENTS ASSOCIATES
                              KOOLAU HOUSING ASSOCIATES
                              LAKEVIEW ARMS ASSOCIATES
                              LEE-HY MANOR ASSOCIATES LIMITED PARTNERSHIP
                              LOCUST PARK ASSOCIATES
                              LORING TOWERS ASSOCIATES
                              MILLIKEN APARTMENTS COMPANY
                              MONUMENT STREET LIMITED PARTNERSHIP
                              NEIGHBORHOODS OF THE UNIVERSITIES LOCK STREET
                                APARTMENTS COMPANY
                              OAK HOLLOW SOUTH ASSOCIATES
                              OAK PARK LIMITED PARTNERSHIP
                              ORCHARD MEWS ASSOCIATES
                              OXFORD PLACE ASSOCIATES
                              PITTSFIELD NEIGHBORHOOD ASSOCIATES
                              PORTFOLIO PROPERTIES FOUR ASSOCIATES
                              PRINCE STREET TOWERS LIMITED PARTNERSHIP
                              REGISTRY SQUARE, LTD.
                              SENCIT-LEBANON COMPANY
                              ST. NICHOLAS ASSOCIATES
                              TAMARAC PINES, LTD.
                              TAMARAC PINES II, LTD.
                              TAUNTON GREEN ASSOCIATES
                              TAUNTON II ASSOCIATES
                              THE NATIONAL HOUSING PARTNERSHIP--II
                              TOMPKINS TERRACE ASSOCIATES
                              WAIPAHU ASSOCIATES
                              WASHINGTON CHINATOWN ASSOCIATES
                              WINDSOR APARTMENTS ASSOCIATES
                              WOODCREST APARTMENTS, LTD.
                              WORCHESTER EPISCOPAL HOUSING COMPANY

Prague & Richmond
                              CROSLAND HOUSING ASSOCIATES

Reznick, Fedder &
  Silverman
                              BEAUTIFUL VILLAGE ASSOCIATES REDEVELOPMENT COMPANY BRANCHWOOD TOWERS LIMITED PARTNERSHIP
                              BROOKVIEW APARTMENTS COMPANY LIMITED
                              CITRUS PARK ASSOCIATES, LTD.
                              CLOVER RIDGE EAST LIMITED PARTNERSHIP
                              COLONY APARTMENTS COMPANY LIMITED
                              COMMUNITY CIRCLE II, LIMITED
                              COPPERSTONE CIRCLE LIMITED PARTNERSHIP
                              COPPERSTONE LIMITED PARTNERSHIP
                              COUNTRY LAKES ASSOCIATES TWO
                              DIAKONIA ASSOCIATES LIMITED PARTNERSHIP
                              EAST HAMPTON LIMITED PARTNERSHIP
                              EASTON TERRACE I ASSOCIATES
                              EASTRIDGE APARTMENTS
                              EASTRIDGE APARTMENTS ASSOCIATES
                              EDGEWOOD II ASSOCIATES
                              EMORY GROVE ASSOCIATES LIMITED PARTNERSHIP
                              EMORY GROVE LIMITED PARTNERSHIP
                              FAIRBURN & GORDON ASSOCIATES, PHASE I
                              FAIRBURN & GORDON ASSOCIATES, PHASE II
                              FIRST ALEXANDRIA ASSOCIATES

                        INDEX OF 1996 AUDITORS' REPORTS

                              FLATBUSH NSA ASSOCIATES
                              FRANKLIN SQUARE SCHOOL ASSOCIATES
                              GATES MILL I LIMITED PARTNERSHIP
                              GROSVENOR HOUSE ASSOCIATES LIMITED PARTNERSHIP INTOWN WEST ASSOCIATES LIMITED PARTNERSHIP LAING VILLAGE
                              LAKE AVENUE ASSOCIATES
                              LAKE CROSSING LIMITED PARTNERSHIP
                              LAKEHAVEN ASSOCIATES ONE
                              LAKEHAVEN ASSOCIATES TWO
                              LINDEN COURT ASSOCIATES
                              LOUDOUN HOUSE LIMITED PARTNERSHIP
                              MONACO ARMS ASSOCIATES I
                              MONACO ARMS ASSOCIATES II
                              MUSKE LIMITED PARTNERSHIP
                              NATICK ASSOCIATES
                              OAKCREST TERRACE APARTMENTS
                              OAKLAND CITY/WEST END ASSOCIATES, LTD.
                              OAKWOOD LIMITED PARTNERSHIP
                              OAKWOOD MUSKEGON ASSOCIATES
                              ORANGEBURG MANOR
                              PARKVIEW ASSOCIATES
                              PLEASANT VALLEY APARTMENTS, LTD.
                              QUEENSTOWN APARTMENTS LIMITED PARTNERSHIP
                              RUSCOMBE GARDENS LIMITED PARTNERSHIP
                              SANDY SPRINGS ASSOCIATES, LTD.
                              SENCIT-JACKSONVILLE COMPANY, LTD.
                              TIFFANY REHAB ASSOCIATES
                              TWIN TOWERS ASSOCIATES
                              TYEE ASSOCIATES LIMITED PARTNERSHIP
                              URBANIZACION MARIA LOPEZ HOUSING COMPANY
                              VILLAGE GREEN APARTMENTS COMPANY LIMITED
                              VINEVILLE TOWERS ASSOCIATES, LTD.
                              WESTGATE APARTMENTS
                              WESTMINSTER ASSOCIATES
                              WOLLASTON MANOR ASSOCIATES
                              WOODSIDE VILLAGE LIMITED PARTNERSHIP

Robert Ercolini & Company
                              2900 VAN NESS ASSOCIATES
                              7400 ROOSEVELT INVESTORS
                              CONNECTICUT COLONY ASSOCIATES LIMITED PARTNERSHIP FAIRFAX ASSOCIATES LIMITED PARTNERSHIP
                              GREATER HARTFORD ASSOCIATES LIMITED PARTNERSHIP IVANHOE ASSOCIATES LIMITED PARTNERSHIP
                              NORCO ASSOCIATES
                              RIDGE CARLTON ASSOCIATES LIMITED PARTNERSHIP
                              RIVER LOFT APARTMENTS LIMITED PARTNERSHIP
                              SCOTCH ASSOCIATES LIMITED PARTNERSHIP
                              SCOTCH LANE ASSOCIATES
                              STANDART WOODS ASSOCIATES LIMITED PARTNERSHIP WEST LAKE ARMS LIMITED PARTNERSHIP
                              WYNTRE BROOK ASSOCIATES

Russell, Thompson, Butler
  & Houston
                              CHESTERFIELD HOUSING ASSOCIATES
                              COMMUNITY DEVELOPERS OF PRINCEVILLE
                              EASTCOURT VILLAGE PARTNERS
                              EUSTIS APARTMENTS, LTD
                              GROVE PARK VILLAS LTD
                              HEMINGWAY HOUSING ASSOCIATES

                        INDEX OF 1996 AUDITORS' REPORTS

                              HIGHLANDS VILLAGE II
                              HOUSING ASSISTANCE OF MOUNT DORA, LTD.
                              HOUSING ASSISTANCE OF ORANGE CITY, LTD.
                              HOUSING ASSISTANCE OF SEBRING, LTD.
                              HOUSING ASSISTANCE OF VERO BEACH, LTD.
                              HURBELL I LIMITED PARTNERSHIP
                              HURBELL IV LIMITED PARTNERSHIP
                              LAKE WALES VILLAS LTD
                              LAKEVIEW VILLAS, LTD.
                              MCCOLL HOUSING ASSOCIATES
                              ORANGE CITY VILLAS II, LTD.
                              PARKVIEW APARTMENTS
                              PEPPERTREE VILLAGE OF AVON PARK, LTD.
                              SOUTH HIAWASSEE VILLAGE, LTD.
                              ST. GEORGE VILLAS
                              THE MEADOWS APARTMENTS, LTD.
                              UNITED HOUSING PARTNERS--CUTHBERT, LTD.
                              UNITED HOUSING PARTNERS--ELMWOOD, LTD.
                              UNITED HOUSING PARTNERS--MORRISTOWN, LTD.
                              UNITED HOUSING PARTNERS--WELCH, LTD.
                              WOODSIDE VILLAS OF ARCADIA, LTD.

Sciarabba Walker & Co.
  LLP
                              ABBOTT ASSOCIATES

Wallace Sanders & Company
                              NHP CHAPPARAL ASSOCIATES, L.P.
                              NHP COUNTRY CLUB WOODS ASSOCIATES, L.P.
                              NHP COUNTRY CLUB WOODS, L.P.
                              NHP GREENBRIAR ASSOCIATES, L.P.
                              NHP GREENBRIAR, L.P.
                              NHP HESSIAN HILLS, L.P.
                              NHP HIGH RIVER, L.P.
                              NHP SPRING LAKE MANOR ASSOCIATES, L.P.
                              NHP SPRING LAKE MANOR, L.P.
                              NHP TOWN & COUNTRY/COUNTRY PLACE ASSOCIATES, L.P. NHP TOWN & COUNTRY/COUNTRY PLACE, L.P.
                              NHP TOWNHOUSE ASSOCIATES, L.P.
                              NHP TOWNHOUSE, L.P.
                              NHP TWIN GATES EAST, L.P.
                              NHP WILL-O-WISP ARMS, L.P.

Warady and Davis
                              CENTRAL WOODLAWN REHAB JOINT VENTURE
                              CHURCH STREET ASSOCIATES
                              MRR LIMITED PARTNERSHIP
                              NEW VISTAS APARTMENTS ASSOCIATES
                              NEW VISTAS APARTMENTS ASSOCIATES--PHASE II
                              PALMER SQUARE APARTMENTS ASSOCIATES
                              PARKWAYS ASSOCIATES
                              THE NORTH WASHINGTON PARK PARTNERSHIP
                              THE OAK PARK PARTNERSHIP
                              THE ROGERS PARK PARTNERSHIP

Ziner and Company, P.C.
                              UNITED FRONT HOMES

Zinner & Co.
                              VISTULA HERITAGE VILLAGE

INDEPENDENT AUDITORS' REPORT

To the Partners of
  The Partnerships listed in Appendix 1-96

We have audited the accompanying statement of financial position (or balance sheet) of each Partnership listed in Appendix 1-96, as of December 31, 1996, and each of the related statements of profit and loss (or statements of operations), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of each of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each Partnership listed in Appendix 1-96, at December 31, 1996, and the results of each of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia

(See Appendix 1-96 for date of
each Partnership's report)

                             Appendix 1-96

Partnership                                                Report Date
-----------                                                -----------

107-145 West 135th Street Associates                       February 14, 1997
Algonquin Tower Limited Partnership                        February 12, 1997
All Hallows Associates                                     February 6, 1997
Anglers Manor Associates                                   January 31, 1997
Antioch Apartments, Ltd.                                   February 4, 1997
Arvada House Associates                                    February 7, 1997
Audobon Park Associates                                    January 28, 1997
Baldwin Oaks Elderly, Ltd.                                 January 17, 1997
Basswood Manor Limited Partnership                         January 31, 1997
Bayview Hunters Point Apartments                           January 17, 1997
Bensalem Gardens Associates                                February 3, 1997
Berkley Limited Partnership                                February 8, 1997
Bloomsburg Elderly Associates                              January 13, 1997
Briarwood Apartments                                       January 20, 1997
Brightwood Manor Associates                                January 24, 1997
Brinton Manor No. 1 Associates                             January 20, 1997
Brinton Towers Associates                                  January 31, 1997
Brookside Apartments Associates                            January 15, 1997
Buena Vista Apartments, Ltd.                               January 16, 1997
Cabell Associates of Lakeview                              January 28, 1997
California Square Limited Partnership                      January 11, 1997
California Square II Limited Partnership                   January 28, 1997
Campbell Heights Associates                                January 29, 1997
Canterbury Gardens Associates                              February 5, 1997
Capital Park Limited Partnership                           January 17, 1997
Caroline Arms Limited Partnership                          January 17, 1997
Center Square Associates                                   February 5, 1997
Chapel NDP                                                 February 4, 1997
Clay Courts Associates                                     January 17, 1997
College Heights                                            February 1, 1997
College Park Apartments                                    February 6, 1997
College Park Associates                                    February 7, 1997
Community Developers of High Point                         January 23, 1997
Congress Park Associates II                                February 11, 1997
Copperwood Limited                                         January 20, 1997
Copperwood II Limited                                      January 21, 1997
Darby Townhouses Associates                                February 5, 1997
Darbytown Development Associates                           January 24, 1997
Delcar - S, Ltd.                                           January 16, 1997
Delcar - T, Ltd.                                           January 16, 1997
DIP Limited Partnership                                    January 10, 1997
DIP Limited Partnership - II                               February 13, 1997
DIP Limited Partnership III                                January 29, 1997
Discovery Limited Partnership                              January 16, 1997
Doral Gardens Associates                                   February 3, 1997
Duquesne Associates No. 1                                  January 15, 1997
Edmond Estates Limited Partnership                         January 11, 1997
Elden Limited Partnership                                  January 20, 1997
Fairmeadows Limited Partnership                            January 20, 1997

                             Appendix 1-96

Partnership                                                Report Date
-----------                                                -----------

Fairmont #1 Limited Partnership                            January 30, 1997
Fairmont #2 Limited Partnership                            January 30, 1997
Fairview Homes Associates                                  February 3, 1997
Federal Square Village                                     January 20, 1997
Field Associates                                           January 23, 1997
Forest Green Limited Partnership                           January 10, 1997
Forest Park Elderly Associates                             February 12, 1997
Forrester Gardens, Ltd.                                    January 23, 1997
Fort Carson Associates                                     January 21, 1997
Franklin Chapel Hill Associates                            February 12, 1997
Franklin Eagle Rock Associates                             February 1, 1997
Franklin Park Limited Partnership                          February 10, 1997
Friendset Housing Company                                  February 14, 1997
Frio Housing, Ltd.                                         January 21, 1997
G.W. Carver Limited                                        February 13, 1997
Galion Limited Partnership                                 January 30, 1997
Garfield Hill Associates                                   February 7, 1997
Gateway Village Associates                                 January 17, 1997
Gladys Hampton Houses Associates                           February 8, 1997
Golden Apartments I                                        February 12, 1997
Golden Apartments II                                       February 14, 1997
Grandview Apartments                                       January 15, 1997
Greater Mount Calvary Terrace, Ltd.                        January 21, 1997
Greater Richmond Community Development Corp. I
   and Associates                                          January 31, 1997
Greater Richmond Community Development Corp. II
   and Associates                                          January 30, 1997
H.R.H. Properties, Ltd.                                    January 17, 1997
Hamilton Heights Associates                                January 28, 1997
Harold House Limited Partnership                           January 13, 1997
Hatillo Housing Associates                                 February 4, 1997
Hillcrest Green Apartments, Ltd.                           January 25, 1997
Hilltop Limited Partnership                                January 13, 1997
Hudson Terrace Associates                                  January 31, 1997
Hurbell II Limited Partnership                             January 13, 1997
Hurbell III Limited Partnership                            January 15, 1997
Indian Valley I Limited Partnership                        January 30, 1997
Indian Valley II Limited Partnership                       January 30, 1997
Indian Valley III Limited Partnership                      January 29, 1997
Ingram Square Apartments, Ltd.                             February 6, 1997
Jamestown Village Associates                               January 22, 1997
Jersey Park Associates                                     February 1, 1997
JFK Associates                                             February 3, 1997
Johnston Square Associates                                 January 20, 1997
Kennedy Homes Limited Partnership                          February 1, 1997
Key Parkway West Associates                                February 4, 1997
Kimberly Associates Limited Partnership                    January 11, 1997
La Salle Apartments                                        February 10, 1997
Lafayette Manor Associates                                 February 13, 1997
Lafayette Towne Elderly, Ltd.                              January 24, 1997
Lafayette Towne Family, Ltd.                               January 25, 1997

                             Appendix 1-96

Partnership                                                Report Date
-----------                                                -----------

Lake Forest Apartments                                     January 17, 1997
Las Americas Housing Associates                            February 8, 1997
Lassen Associates                                          January 31, 1997
Laurel Gardens                                             January 27, 1997
Lewisburg Associates                                       January 25, 1997
Lewisburg Elderly Associates                               January 24, 1997
Lincmar Associates                                         January 29, 1997
Lincoln Park Associates                                    February 5, 1997
Lock Haven Elderly Associates                              February 11, 1997
Lock Haven Gardens Associates                              February 11, 1997
Loring Towers Apartments Limited Partnership               January 22, 1997
M & P Development Company                                  January 29, 1997
Mill Street Associates                                     February 3, 1997
Miramar Housing Associates                                 February 13, 1997
Montblanc Housing Associates                               January 27, 1997
Morrisania Towers Housing Company                          January 24, 1997
Moss Gardens Ltd.                                          February 5, 1997
Murphy Blair Associates III                                February 10, 1997
National Housing Partnership RESI Associates I             February 26, 1997
New Lake Village Apartments                                January 18, 1997
New West 111th Street Housing Company                      January 27, 1997
Newton Hill Limited Partnership                            January 30, 1997
Northgate Village Limited Partnership                      January 16, 1997
Northlake Terrace Associates                               January 27, 1997
Northwest Terrace Associates                               January 31, 1997
Oakland Village Townhouse Associates                       February 10, 1997
One Lytle Place                                            January 29, 1997
One West Conway Associates                                 February 4, 1997
Orange Village Associates                                  January 16, 1997
Palm House Limited Partnership                             January 29, 1997
Park Avenue West I Limited Partnership                     January 30, 1997
Park Avenue West II Limited Partnership                    January 30, 1997
Place One Limited Partnership                              February 7, 1997
Point West Limited Partnership                             January 28, 1997
Portfolio Properties Five Associates                       February 21, 1997
Portfolio Properties Twelve Associates                     February 25, 1997
Portland Plaza Partnership                                 January 31, 1997
Portner Place Associates                                   January 17, 1997
Post Street Associates                                     January 31, 1997
Pueblo Apartments Associates, Ltd.                         January 23, 1997
PW III Associates                                          February 12, 1997
PW IV Associates                                           February 7, 1997
RI-15 Limited Partnership                                  February 5, 1997
Richlieu Associates                                        February 14, 1997
Riverview II Associates                                    January 14, 1997
Rolling Meadows Of Ada, Ltd.                               January 28, 1997
Ruffin Road Associates                                     January 29, 1997
Rutherford Park Townhouses Associates                      January 10, 1997
San Jose Limited Partnership                               January 10, 1997
San Juan Del Centro Limited Partnership                    January 17, 1997
Sherman Terrace Associates                                 February 10, 1997

                             Appendix 1-96

Partnership                                                Report Date
-----------                                                -----------

Shoreview Apartments                                       February 10, 1997
Site 10 Community Alliance Associates                      February 3, 1997
SNI Development Company                                    January 23, 1997
Southmont Apartments                                       February 4, 1997
Southridge Apartments Limited Partnership                  January 10, 1997
Southward Limited Partnership                              January 20, 1997
Spruce Limited Partnership                                 January 31, 1997
Spruce Palm Limited Partnership                            February 26, 1997
Stafford Apartments                                        January 27, 1997
Stock Island Limited Partnership                           February 18, 1997
Storey Manor Associates                                    February 5, 1997
Strawbridge Square Associates Limited Partnership          February 14, 1997
Summersong Townhouses Limited Partnership                  February 5, 1997
Sunset Plaza Apartments                                    February 5, 1997
Timberlake Apartments Limited Partnership                  February 7, 1997
Timuquana Park Associates                                  January 29, 1997
Town North                                                 January 30, 1997
Townview Towers I Partnership, Ltd.                        February 10, 1997
Treeslope Apartments Associates                            January 27, 1997
Trinity Towers - 14th Street Associates, Ltd.              February 7, 1997
United House Associates                                    February 11, 1997
United Housing Partners - Carbondale, Ltd.                 February 7, 1997
United Redevelopment Associates                            January 27, 1997
University Plaza Associates                                February 14, 1997
Vantage 78                                                 February 10, 1997
Villa De Guadalupe Associates                              February 6, 1997
Village Circle Apartments, Ltd.                            February 5, 1997
Village Green Limited Partnership                          January 17, 1997
Vistas De San Juan Associates                              January 31, 1997
Waico Apartments Associates                                February 3, 1997
Waico Phase II Associates                                  January 16, 1997
Walden Oaks Associates                                     January 16, 1997
Walmsley Terrace Associates                                January 20, 1997
Walnut Hills Associates, Ltd.                              February 12, 1997
Wash-West Properties                                       February 7, 1997
Washington Manor Limited Partnership                       January 14, 1997
Waters Towers Associates                                   January 14, 1997
Whitefield Place, Ltd.                                     February 4, 1997
Wigar, Ltd.                                                January 20, 1997
Woodmark Limited Partnership                               January 18, 1997
Yadkin Associates                                          February 10, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  The Partnerships listed in Appendix 2-96

We have audited the accompanying statements of financial position (or balance sheet) of each Partnership listed in Appendix 2-96, as of December 31, 1996 and 1995, and each of the related statements of operations (or statements of profit and loss or statements of revenue and expenses), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of each of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each Partnership listed in Appendix 2-96, at December 31, 1996 and 1995, and the results of each of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia

(See Appendix 2-96 for date of
each Partnership's report)

                             Appendix 2-96

Partnership                                                Report Date
-----------                                                -----------

Allentown Towne House Limited Partnership                  January 19, 1997
Baldwin Towers Associates                                  January 23, 1997
Cumberland Court Associates                                February 1, 1997
Fairwood Associates                                        February 6, 1997
Hillside Village Associates                                January 25, 1997
Hilltop Apartments Associates                              February 12, 1997
La Vista Associates                                        February 10, 1997
Maple Hill Associates                                      February 9, 1997
Merced Commons I                                           January 10, 1997
Merced Commons II                                          January 27, 1997
Montblanc Garden Apartments Associates                     January 30, 1997
River Front Apartments Limited Partnership                 January 22, 1997
River Woods Associates                                     January 30, 1997
Sencit Towne House Limited Partnership                     January 27, 1997
Sunrise Associates                                         February 10, 1997
Susquehanna View Limited Partnership                       January 16, 1997
United Handicap Federation Apartment Associates            February 3, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Central Village Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Central Village Associates, A Limited Partnership, FHA Project No. 112-55037-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Central Village Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that Central Village Associates will continue as a going concern. As discussed in
Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Additionally, the Partnership has not made any of its required monthly debt service payments since September, 1991. The general partners' plans in regard to these matters are described in Note 10. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 30, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Cheek Road Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Cheek Road Limited Partnership, A Limited Partnership, FHA Project No. 053-44059-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Cheek Road Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Cheek Road Limited Partnership will continue as a going concern. As discussed in
Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 27, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Darby Townhouses Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Darby Townhouses Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Darby Townhouses Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain, through distributions from its Local Partnership or other financing sources, sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to this matter are described Note 6.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 20, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Doral Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Doral Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Doral Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain, through distributions from its Local Partnerships or other financing sources, sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regards to these matters are also described in Note 6. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 27, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Esbro Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Esbro Limited Partnership, A Limited Partnership, FHA Project No. 123-44038-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Esbro Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that Esbro Limited Partnership will continue as a going concern. As discussed in
Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition payable which is due on October 25, 1997. The general partner's plans in regard to this matter are described in Note 10. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 22, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Foxwood Manor Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Foxwood Manor Associates, A Limited Partnership, FHA Project No. 034-44095-LDI, as of July 15, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the period from January 1, 1996 to July 15, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Foxwood Manor Associates at July 15, 1996, and the results of its operations and its cash flows for the period from January 1, 1996 to July 15, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 9, the Partnership sold the land, rental property and substantially all of its assets and liabilities on July 16, 1996. The financial statements referred to above do not include any adjustments relating to this event.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
September 30, 1996
(December 31, 1996 as to Note 8)

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Franklin Pheasant Ridge Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Franklin Pheasant Ridge Associates, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin Pheasant Ridge Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Franklin Pheasant Ridge Associates will continue as a going concern. As discussed in Note 10, the Partnership has a $300,000 note payable, due on demand which raises substantial doubt about the ability of the Partnership to continue as a going concern. Management's plans in regard to these matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 23, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Franklin Ridgewood Associates Limited Partnership and NHP Ridgewood Partners Limited Partnership
Washington, D.C.


We have audited the accompanying combined statement of financial position of Franklin Ridgewood Associates Limited Partnership and NHP Ridgewood Partners Limited Partnership, as of December 31, 1996, and the related combined statements of profit and loss, partners' equity (deficit) and cash flows for the year then ended. These combined financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Franklin Ridgewood Associates Limited Partnership and NHP Ridgewood Partners Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 15, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Franklin Woods Associates Limited Partnership and
  Woods Mortgage Associates Limited Partnership
Washington, D.C.


We have audited the accompanying combined statement of financial position of Franklin Woods Associates Limited Partnership and Woods Mortgage Associates Limited Partnership as of December 31, 1996, and the related combined statements of profit and loss, partners' equity (deficit) and cash flows for the year then ended. These combined financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Franklin Woods Associates Limited Partnership and Woods Mortgage Associates Limited Partnership at December 31, 1996, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying combined financial statements have been prepared assuming that Franklin Woods Associates Limited Partnership and Woods Mortgage Associates Limited Partnership will continue as a going concern. As discussed in Note 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance or restructure its mortgage note payable which is due June 30, 1997. Management's plans in regard to these matters are also described in Note 11. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 21, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Green Mountain Manor Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Green Mountain Manor Limited Partnership, A Limited Partnership, FHA Project No. 101-44003-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Green Mountain Manor Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Green Mountain Manor Limited Partnership will continue as a going concern. As discussed in Note 5, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition note. The general partner's plans in regard to this matter are described in Note 5.
The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 8, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Griffith Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Griffith Limited Partnership, A Limited Partnership, FHA Project No. 121-44383-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Griffith Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that Griffith Limited Partnership will continue as a going concern. As discussed in Note 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition payable which is due on October 31, 1997. The general partner's plans in regard to this matter are described in Note 11. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 20, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Gulfway Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Gulfway Limited Partnership, A Limited Partnership, FHA Project No. 115-44009-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The financial statements referred to above have been prepared assuming that Gulfway Limited Partnership will continue as a going concern. As discussed in Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition note payable which is due on November 7, 1997. The general partners' plans in regard to this matter are described in Note 10. The financial statements referred to above do not include any adjustment that might result from the outcome of this uncertainty.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Gulfway Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 17, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Hickory Ridge Associates, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Hickory Ridge Associates, Ltd., A Limited Partnership, FHA Project No. 063-44041-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Hickory Ridge Associates, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 11, the Partnership has suffered a financial loss due to the alleged misappropriation of funds by former employees and falsifications of documents to the Department of Housing and Urban Development.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 13, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  JVL Limited
Washington, D.C.


We have audited the accompanying statement of financial position of JVL Limited, A Limited Partnership, FHA Project No. 085-35197-PM-SR-PR-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of JVL Limited at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that JVL Limited will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to respond positively on its HUD Physical Inspection report and to generate sufficient cash flows to meet its obligations and sustain its operations. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 20, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  JVL 16 Associates
Washington, D.C.


We have audited the accompanying statement of financial position of JVL 16 Associates, A Limited Partnership, FHA Project No. 085-35262-PM-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The financial statements referred to above have been prepared assuming that JVL 16 Associates will continue as a going concern. As discussed in Note 9, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations, and sustain its operations. Management's plans with respect to this matter are also discussed in Note 9. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, such financial statements present fairly, in all material respects, the financial position of JVL 16 Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 14, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  JVL 18 Associates
Washington, D.C.


We have audited the accompanying statement of financial position of JVL 18 Associates, A Limited Partnership, FHA Project No. 085-35279-PM-SR-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of JVL 18 Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that JVL 18 Associates will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to respond positively on their HUD Physical Inspection report and to generate sufficient cash flows to meet its obligations and sustain its operations. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 15, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  JVL 19 Associates
Washington, D.C.


We have audited the accompanying statement of financial position of JVL 19 Associates, A Limited Partnership, FHA Project No. 085-35293-PM-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of JVL 19 Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that JVL 19 Associates will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Additionally, the Partnership has not made any of its required monthly debt service payments since September 1, 1990. The general partner's plans in regard to these matters are described in Note 7. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 28, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Maple Park East Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Maple Park East Limited Partnership, A Limited Partnership, FHA Project No. 101-44063-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Maple Park East Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Maple Park East Limited Partnership will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay the principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Management's plans in regard to this matter is described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 30, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Maple Park West Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Maple Park West Limited Partnership, A Limited Partnership, FHA Project No. 101-44062-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Maple Park West Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Maple Park West Limited Partnership will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is

Maple Park West Limited Partnership
Page 2


able to pay the principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Management's plans in regard to this matter is described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 11, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Mayfair Manor Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Mayfair Manor Limited Partnership, A Limited Partnership, FHA Project No. 123-44022-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Mayfair Manor Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that Mayfair Manor Limited Partnership will continue as a going concern. As discussed in Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition note payable which is due on October 25, 1997. The general partner's plans in regard to this matter are described in Note 10. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 21, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Meadowood Associates, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Meadowood Apartments - Phase I, FHA Project No. 052-44019-LDP (a project owned by Meadowood Associates, Ltd., A Limited Partnership), as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Apartments - Phase I at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Meadowood Apartments - Phase I will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of Meadowood Apartments - Phase I to continue as a going concern unless the settlement of the sale of the property is completed, or its limited partner is able to pay the principal and interest obligations under a deferred acquisition note owed by the limited partner, or negotiate further amendments of the terms of the note and the related sale and forbearance agreements. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 11, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Meadowood Associates, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Meadowood Apartments - Phase II, FHA Project No. 052-44081-LDP, (a project owned by Meadowood Associates, Ltd., A Limited Partnership), as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Apartments - Phase II ( a project owned by Meadowood Associates, Ltd., A Limited Partnership) at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Meadowood Apartments - Phase II will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of Meadowood Apartments - Phase II to continue as a going concern unless the settlement of the sale of the property is completed, or its limited partner is able to pay the principal and interest obligations under a deferred acquisition note owed by the limited partner, or negotiate further amendments of the terms of the note and the related sale and forbearance agreements. The financial statements referred to above do not include any adjustments that might result from the outcome of this certainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 10, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Meadowood Associates III, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Meadowood Associates III, Ltd., A Limited Partnership, FHA Project No. 052-44145-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Associates III, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Meadowood Associates III, Ltd. will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt about the ability of Meadowood Associates III, Ltd. to continue as a going concern unless the settlement of the sale of the property is completed, or its limited partner is able to pay the principal and interest obligations under a deferred acquisition note owed by the limited partner, or negotiate further amendments of the terms of the note and the related sale and forbearance agreements. The financial statements referred to above do not include any adjustments that might result from the outcome of this certainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 10, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Meadowood Townhouses I Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Meadowood Townhouses I Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Townhouses I Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Notes 3 and 6, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to successfully complete the sale of its Local Partnerships, or to negotiate further amendments of the terms of its deferred acquisition note and related sale and forbearance documents and improve its negative cash flows. Management's plans in regard to these matters are also described in Notes 3 and 6. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 20, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
    Meadowood Townhouses III
    Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Meadowood Townhouses III Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Townhouses III Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Notes 3 and 6, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to successfully complete the sale of its Local Partnership, or to negotiate further amendments of the terms of its deferred acquisition note and related sale and forbearance documents and improve its negative cash flows. Management's plans in regard to these matters are also described in Notes 3 and 6. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 19, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Meadows Apartments Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Meadows Apartments Limited Partnership, A Limited Partnership, FHA Project No. 125-55010-LD, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that Meadows Apartments Limited Partnership will continue as a going concern. As discussed in Note 9, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to pay the principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Management's plans in regard to this matter are described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadows Apartments Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 10, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Meadows East Apartments
  Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Meadows East Apartments Limited Partnership, A Limited Partnership, FHA Project No. 125-44030-LD, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The financial statements referred to above have been prepared assuming that Meadows East Apartments Limited Partnership will continue as a going concern. As discussed in Notes 6 and 13, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to repay, refinance, or restructure its deferred acquisition note payable which is due on December 12, 1997. The General Partner's plans in regard to this matter are described in Notes 6 and
13. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadows East Apartments Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 16, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Menlo Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Menlo Limited Partnership, A Limited Partnership, FHA Project No. 123-44014-LD, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Menlo Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that Menlo Limited Partnership will continue as a going concern. As discussed in
Note 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition note payable which is due on October 31, 1997. The general partner's plans in regard to this matter are described in Note 11. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 27, 1997

Independent Auditors' Report



To The Partners of
   National Housing Partnership Realty Fund I
Vienna, VA


We have audited the accompanying statements of financial position of National Housing Partnership Realty Fund I (the Partnership) as of December 31, 1996 and 1995, and the related statements of operations, partners' equity (deficit), and cash flows for each of the three years in the period ended December 31, 1996, and the financial statement schedule listed in the Index at Item 14. These financial statements and schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits. We did not audit the financial statements of Hurbell IV Limited Partnership and Gates Mills I Limited Partnership (investees of the Partnership) for the years ended December 31, 1996, 1995 and 1994. The Partnership's equity in the net assets of these investees has been reduced to zero in accordance with the equity method of accounting. The accompanying statement of operations includes $21,342 and $29,506 of revenue from distributions in excess of investment for these two investees for the years ended December 31, 1996 and 1995, respectively. The financial statements do not include any equity, or other earnings or losses from these investees for the years ended December 31, 1996, 1995 and 1994. The financial statements of these investees were audited by other auditors whose reports thereon have been furnished to us, and our opinion, insofar as it relates to amounts included for these investees, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, such financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 1996 and 1995, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles. Also, in our opinion, based on our audits and the reports of other auditors, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Washington, D.C.
February 27, 1997

Independent Auditors' Report


To The Partners of
  National Housing Partnership Realty Fund Two
Vienna, VA


We have audited the accompanying statements of financial position of National Housing Partnership Realty Fund Two (the Partnership) as of December 31, 1996 and 1995, and the related statements of operations, partners' deficit, and cash flows for each of the three years in the period ended December 31, 1996, and the supporting schedule listed in the Index at Item 14. These financial statements and schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits. We did not audit the financial statements of Hurbell I Limited Partnership and Rodeo Drive Limited Partnership (investees of the Partnership) for the years ended December 31, 1996, 1995 and 1994 and did not audit Kimberton Apartments Associates Limited Partnership and Windsor Apartments Associates Limited Partnership for the years ended December 31, 1995 and 1994. The Partnership's investment of zero and $4,227,334 in the net assets of these investees as of December 31, 1996 and 1995, respectively, and of zero, $257,939 and $134,558 in the net income of these investees for the years ended December 31, 1996, 1995 and 1994, are included in the accompanying financial statements. The financial statements of these investees were audited by other auditors whose reports thereon have been furnished to us, and our opinion, insofar as it relates to amounts included for these investees, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, such financial statements present fairly, in all material respects, the financial position of National Housing Partnership Realty Fund Two as of December 31, 1996 and 1995, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles. Also, in our opinion, based on our audits and the reports of other auditors, such financial statement schedule, when considered in relation to the financial statements taken as a whole, present fairly in all material respects the information set forth therein.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Washington, D.C.
March 3, 1997

Independent Auditors' Report


To The Partners of
  National Housing Partnership Realty Fund III
Vienna, VA

We have audited the accompanying statements of financial position of National Housing Partnership Realty Fund III (the Partnership) as of December 31, 1996 and 1995, and the related statements of operations, partners' deficit, and cash flows for each of the three years in the period ended December 31, 1996, and the financial statement schedule listed in the Index at Item 14. These financial statements and schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits. We did not audit the financial statements of Brunswick Village Limited Partnership for the years ended December 31, 1996, 1995 and 1994. The Partnership's equity in the net assets of this investee has been reduced to zero at December 31, 1996 and 1995 in accordance with the equity method of accounting. The financial statements of this investee were audited by other auditors whose reports thereon have been furnished to us, and our opinion, insofar as it relates to amounts included for this investee, is based solely upon the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, such financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. Also, in our opinion, based on our audits and the report of other auditors, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Washington, D.C.
March 6, 1997

Independent Auditors' Report



To The Partners of
   National Housing Partnership Realty Fund IV
Vienna, VA


We have audited the accompanying statements of financial position of National Housing Partnership Realty Fund IV (the Partnership) as of December 31, 1996 and 1995, and the related statements of operations, partners' deficit, and cash flows for each of the three years in the period ended December 31, 1996, and the financial statement schedule listed in the Index at Item 14. These financial statements and schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of National Housing Partnership Realty Fund IV as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects, the information set forth therein.

The accompanying financial statements have been prepared assuming that Trinity Apartments will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the project to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Washington, D.C.
March 10, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  New West 111th Street Two Associates
Washington, D.C.


We have audited the accompanying statement of financial position of New West 111th Street Two Associates, A Limited Partnership, FHA Project No. 012-57202-LD-EC-220-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of New West 111th Street Two Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that New West 111th Street Two Associates will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 3, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Ocala Place, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Ocala Place, Ltd., A Limited Partnership, FHA Project No. 063-35173-PM-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Ocala Place, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 7, the Partnership has suffered a financial loss due to the alleged misappropriation of funds by former employees and falsification of documents to the Department of Housing and Urban Development.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 23, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Olde Rivertown Venture
Washington, D.C.


We have audited the accompanying statement of financial position of Olde Rivertown Venture, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Olde Rivertown Venture at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Olde Rivertown Venture will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. The Partnership defaulted on its mortgage and is currently operating under a workout arrangement. The general partner's plans in regard to these matters are described in Note 7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 19, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Park Creek Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Park Creek Limited Partnership, A Limited Partnership, FHA Project No. 101-44111-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Park Creek Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Park Creek Limited Partnership will continue as a going concern. As discussed in
Note 6, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay the principal and interest obligation under its deferred acquisition notes or negotiate further amendments of the terms of the notes.
Management's plans in regard to this matter are described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 13, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Pavilion Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Pavilion Associates, A Limited Partnership, FHA Project No. 034-44159-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pavilion Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Pavilion Associates will continue as a going concern. As discussed in Note 6 and Note 7, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay the principal and interest obligations under its deferred acquisition note and real estate tax notes payable or negotiate further amendments of the terms of the notes. Management's plans in regard to these matters are described in Note 6 and Note 7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 6, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Pershing Waterman Phase I
Washington, D.C.


We have audited the accompanying statement of financial position of Pershing Waterman Phase I, A Limited Partnership, FHA Project No. 085-35259, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pershing Waterman Phase I at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Pershing Waterman Phase I will continue as a going concern. As discussed in
Note 7, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. In addition, the Partnership has not complied with the requirements of its workout arrangement which allows the mortgagee to commence foreclosure actions. Management's plans in regard to these matters are also described in
Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 30, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Portfolio Properties Two Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Two Associates, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Two Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Portfolio Properties Two Associates will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to pay the principal and interest obligations under its deferred acquisition notes or negotiate amendments of the terms of the notes which are due and payable June 7, 1997. Management's plans in regard to this matter are described in Note 8. The financial statements do not include any adjustments which might result from the outcome of this matter.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 21, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Portfolio Properties Three Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Three Associates, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Three Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain sufficient cash flows to meet its obligations and sustain its operations, and to pay the principal and interest obligations under its deferred acquisition notes or negotiate amendments of the terms of the notes. Management's plans in regard to these matters are described in Note 6. The financial statements do not include any adjustments which might result from the outcome of these matters.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 22, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Portfolio Properties Six Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Six Associates, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Six Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Portfolio Properties Six Associates will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to pay the principal and interest obligations under its deferred acquisition notes or negotiate amendments of the terms of the notes. Management's plans in regard to this matter are discussed in Note 7. The financial statements do not include any adjustments which might result from the outcome of this matter.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 24, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Portfolio Properties Seven Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Portfolio Properties Seven Associates, A Limited Partnership, as of December 31, 1996 and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Milliken Apartments Company, an investee of Portfolio Properties Seven Associates, which is accounted for by use of the equity method. The Partnership's equity of $1,198,000 in the net assets of Milliken Apartments Company at December 31, 1996 and of $39,000 of that entity's net income for the year ended December 31, 1996 are included in the accompanying financial statements. Those financial statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion, insofar as it relates to amounts included for Milliken Apartments Company, is based solely upon the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Seven Associates at December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Portfolio Properties Seven Associates will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to pay the principal and interest obligations under its deferred acquisition notes or negotiate amendments of the terms of the notes. Management's plans in regard to this matter are described in Note 6. The financial statements do not include any adjustments which might result from the outcome of this matter.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 24, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Portfolio Properties Eight Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Eight Associates, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Brookview Apartments Company Limited, Colony Apartments Company Limited, and Village Green Apartments Company Limited, investees of Portfolio Properties Eight Associates (collectively referred to as "these entities"), which are accounted for by use of the equity method. The Partnership's equity of $1,534,000 in the net assets of these entities at December 31, 1996, and of $87,000 of these entities' net income for the year ended December 31, 1996, are included in the accompanying financial statements. The financial statements of these entities were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to amounts included for these entities, is based solely upon the reports of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Eight Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 14, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Portfolio Properties Nine Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Nine Associates, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Penn Hall Associates Limited Partnership, Haines Associates Limited Partnership, and Monmouth Associates Limited Partnership, (collectively referred to as "these entities") investees of Portfolio Properties Nine Associates, which are accounted for by use of the equity method. The Partnership's equity of $734,000 in the net assets of these entities at December 31, 1996, and $42,300 of these entities' net loss for the year ended December 31, 1996, are included in the accompanying financial statements. The financial statements of these entities were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to amounts included for these entities is based solely upon the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of the other auditors, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Nine Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 27, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Portfolio Properties Ten Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Portfolio Properties Ten Associates, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Pendleton Riverside Apartments, Oreg. Ltd., an investee of Portfolio Properties Ten Associates which is accounted for by use of the equity method. The Partnership's equity of $297,533 in the net assets of Pendleton Riverside Apartment, Oreg. Ltd. at December 31, 1996, and $38,510 of that entity's net income for the year ended December 31, 1996, are included in the accompanying financial statements. The financial statements of Pendleton Riverside Apartments, Oreg. Ltd. were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for such entity is based solely upon the report of such other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of other auditors provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Ten Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 26, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Rockwell Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Rockwell Limited Partnership, A Limited Partnership, FHA Project No. 115-44039-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Rockwell Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that Rockwell Limited Partnership will continue as a going concern. As discussed in Note 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition payable which is due on November 7, 1997. The general partner's plans in regard to this matter are described in Note 11. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 17, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Royal Towers Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Royal Towers Limited Partnership, A Limited Partnership, FHA Project No. 084-44088, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that Royal Towers Limited Partnership will continue as a going concern. As discussed in Notes 2 and 12, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to both generate sufficient cash flows to meet its obligations and sustain its operations and renew or replace the Housing Assistance contract which expires in October, 1997. Management's plans in regard to these matters are also described in Notes 2 and 12. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Royal Towers Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 13, 1997

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Spring Bright Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Spring Bright Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Brightwood Limited Partnership, an investee of Spring Bright Limited Partnership, which is accounted for by use of the equity method. The Partnership's share of Brightwood Limited Partnership's deficit is $735,649 at December 31, 1996, and it's share of that entity's net loss is $107,774 for the year ended December 31, 1996. However, as a result of the equity method of accounting for Brightwood Limited Partnership's operations, the Partnership's investment balance is carried at zero and its share of the loss for the year ended December 31, 1996 has not been recorded in the Partnership's statement of operations. The financial statements of Brightwood Limited Partnership were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to amounts included for such entity, is based solely upon the report of such other auditor.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, such financial statements present fairly, in all material respects, the financial position of Spring Bright Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 5, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 5. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 22, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Spring Meadow Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Spring Meadow Limited Partnership, A Limited Partnership, FHA Project No. 023-44087-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Spring Meadow Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Spring Meadow Limited Partnership will continue as a going concern. As discussed in
Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 28, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Tinker Creek Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Tinker Creek Limited Partnership, A Limited Partnership, FHA Project No. 051-44034, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The financial statements referred to above have been prepared assuming that Tinker Creek Limited Partnership will continue as a going concern. As discussed in Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition note payable which is due on November 11, 1997. The general partner's plans in regard to this matter are described in Note 10. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Tinker Creek Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 16, 1997

INDEPENDENT AUDITORS' REPORT


To the Owner of
  Trinity Apartments
Washington, D.C.


We have audited the accompanying statement of financial position of Trinity Apartments, a project wholly owned by National Housing Partnership Realty Fund IV, as of December 31, 1996, and the related statements of operations and owner's equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Trinity Apartments at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Trinity Apartments will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt about the ability of the project to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations.
The owners' plans in regard to these matters are described in Note 7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 11, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Village Park II
Washington, D.C.


We have audited the accompanying statement of financial position of Village Park II, A Limited Partnership, FHA Project No. 114-35213-PM, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Village Park II at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 1, the Partnership has filed for reorganization under Chapter 11 of the United States Bankruptcy Code. The accompanying financial statements do not purport to reflect or provide for the consequences of the bankruptcy proceedings. In particular, such financial statements do not purport to show (a) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (b) as to prepetition liabilities, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (c) as to partner accounts, the effect of any changes that may be made in the capitalization of the Partnership; or (d) as to operations, the effect of any changes that may be made in its business.

As discussed in Note 9 to the financial statements, the Partnership deeded its land, rental property and substantially all of its assets to the mortgagee in lieu of foreclosure on March 21, 1997. The financial statements do not include any adjustments that might result from the foreclosure proceedings.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 21, 1997

INDEPENDENT AUDITORS' REPORT


To the Partners of
  West Oak Village Limited
  Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of West Oak Village Limited Partnership, A Limited Partnership, FHA Project No. 118-44023, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of West Oak Village Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that West Oak Village Limited Partnership will continue as a going concern. As discussed in Notes 5 and 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to repay, refinance, or restructure its deferred acquisition note payable which was due on November 30, 1996. The General Partner's plans in regard to this matter are described in Notes 5 and 11. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 21, 1997

[Letterhead]


                         INDEPENDENT AUDITORS' REPORT



To the Partners
Buffalo Village Associates
Vienna,  VA

We have audited the accompanying statement of financial position of Buffalo Village Associates, FHA Project No. 014-44035-LDP, (A Limited Partnership), as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Buffalo Village Associates, as of December 31, 1996, and the results of its operations, changes in partners' equity, and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 10, 1997, on our consideration of the Partnership's internal control structure, and reports dated February 10, 1997, on its compliance with laws and regulations, specific requirements applicable to major and nonmajor HUD programs, and specific requirements applicable to Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Buffalo Village Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/Edwards Leap & Sauer

Hollidaysburg, Pennsylvania
February 10, 1997

                                      -1-
[Letterhead footnote]

[Letterhead]


                         INDEPENDENT AUDITORS' REPORT



To the Partners
Genesee Gardens Associates (A Limited Partnership)
Vienna,  VA


We have audited the accompanying statement of financial position of Genesee Gardens Associates, FHA Project No. 012-55079-LDC-R, (A Limited Partnership), as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Genesee Gardens Associates, as of December 31, 1996, and the results of its operations, changes in partners equity (deficit), and cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note E to the financial statements, the Partnership is in default on its deferred acquisition note payable at December 31, 1996. This condition raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is also described in Note E. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 8, 1997, on our consideration of the Partnership's internal control structure, and reports dated February 8, 1997, on its compliance with laws and regulations, specific requirements applicable to major and nonmajor HUD programs, and specific requirements applicable to Affirmative Fair Housing.


[Letterhead footnote]                -1-

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Genesee Gardens Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/Edwards Leap & Sauer

Hollidaysburg, Pennsylvania
February 8, 1997

[Letterhead]

                             INDEPENDENT AUDITORS' REPORT




To the Partners
IDA Tower (A Limited Partnership)
Vienna, VA


We have audited the accompanying statement of financial position of IDA Tower, FHA Project No. 033-44805-LD-R-WAH, (A Limited Partnership), as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDA Tower, as of December 31, 1996, and the results of its operations, changes in partners equity (deficit), and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 6, 1997, on our consideration of the Partnership's internal control structure, and reports dated February 6, 1997, on its compliance with laws and regulations, specific requirements applicable to major and nonmajor HUD programs, and specific requirements applicable to Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of IDA Tower. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Edwards Leap & Sauer




Hollidaysburg, Pennsylvania
February 6, 1997

                      INDEPENDENT AUDITORS' REPORT



Partners
Franklin Housing Associates


     We have audited the accompanying consolidated balance sheet of FRANKLIN HOUSING ASSOCIATES AND SUBSIDIARIES as of December 31, 1996, and the related consolidated statements of income, partners' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Franklin Housing Associates and subsidiaries as of December 31, 1996, and the consolidated results of their operations and their consolidated cash flows for the year then ended in conformity with generally accepted accounting principles.


                                   /s/ FISHBEIN & COMPANY, P.C.

                                  FISHBEIN & COMPANY, P.C.


Elkins Park, Pennsylvania
March 8, 1997

                         INDEPENDENT AUDITORS' REPORT



Partners
Franklin New York Avenue Associates


     We have audited the accompanying consolidated balance sheet of FRANKLIN NEW YORK AVENUE ASSOCIATES AND SUBSIDIARY as of December 31, 1996, and the related consolidated statements of income, partners' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Franklin New York Avenue Associates and subsidiary as of December 31, 1996, and the consolidated results of their operations and their consolidated cash flows for the year then ended in conformity with generally accepted accounting principles.


                           /s/  FISHBEIN & COMPANY, P.C.

                           FISHBEIN & COMPANY, P.C.



Elkins Park, Pennsylvania
February 26, 1997

                                  [Letterhead]


INDEPENDENT AUDITOR'S REPORT

To The Partners
Chateau Gardens HUD Project # 075-44041LDP


We have audited the accompanying balance sheet of Chateau Gardens, (a Limited Partnership) as of December 31, 1996 and the related statements of income, partners' deficit and cash flows for the year then ended.
These financial statements  are   the  responsibility   of  the  Company's
management.   Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chateau Gardens as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated February 7, 1997 on our consideration of Chateau Garden's internal control structure and a report dated February 7, 1997 on its compliance with laws and regulations.

The accompanying supplementary information included in the report (shown on pages 11 to 23) is presented for the purpose of additional analysis and is
not a required  part  of the  financial  statements.   Such information  has
been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                         /s/ Freeman & Vessillo, C.P.A., P.C.

New York, New York
February 7, 1997

                                [Letterhead]


INDEPENDENT AUDITOR'S REPORT
----------------------------

To The Partners
Club Apartment Associates Project # 053-44079LDP
(A North Carolina Limited Partnership)
Director, HUD Area Office
Greensboro, N.C.

We have audited the accompanying balance sheet of Club Apartment Associates,(a Limited Partnership) as of December 31, 1996 and the related statements of income, partners' deficit and cash flows for the year then
ended.   These financial statements are the responsibility  of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Club Apartment Associates as of December 31, 1996 and the results of its operations and its
cash flows for the  year  then  ended  in   conformity  with  generally
accepted  accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated February 5, 1997 on our consideration of Club Apartment Associate's internal control structure and a report dated February 5, 1997 on its compliance with laws and regulations.

The accompanying supplementary information included in the report (shown on pages 11 to 22) is presented for the purpose of additional analysis and is
not a required  part  of the  financial  statements.   Such information  has
been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                         /s/ Freeman & Vessillo, C.P.A., P.C.
New York, New York
February 5, 1997

                                [Letterhead]

INDEPENDENT AUDITOR'S REPORT

To The Partners
Country Villa Associates, L.P. HUD Project # 073-44416
(An Indiana Limited Partnership)

We have audited the accompanying balance sheet of Country Villa Associates, L.P., (a Limited Partnership) as of December 31, 1996 and the related statements of income, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Country Villa Associates, L.P., as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As described in Note 1 to the financial statements, the Partnership's ability to continue as a going concern is dependent on attaining future profitable operations and a positive cash flow.

In accordance with Government Auditing Standards, we have also issued a report dated February 9, 1997 on our consideration of Country Villa Associate's internal control structure and a report dated February 9, 1997 on its compliance with laws and regulations.

The accompanying supplementary information included in the report (shown on pages 11 to 23) is presented for the purpose of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                         /s/ Freeman & Vessillo, C.P.A., P.C.

New York, New York
February 9, 1997

                               [Letterhead]

INDEPENDENT AUDITOR'S REPORT


To The Partners
Countrybrook Associates HUD Project # 043-44077
(An Ohio Limited Partnership)

We have audited the accompanying balance sheet of Countrybrook Associates, (an Ohio Limited Partnership) as of December 31, 1996 and the related statements of income, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Countrybrook Associates, as of December 31, 1996 and the results of its operations, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated February 1, 1997 on our consideration of Countrybrook Associate's internal control structure and a report dated February 1, 1997 on its compliance with laws and regulations.

The accompanying supplementary information included in the report (shown on pages 12 to 23) is presented for the purpose of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                          /s/ Freeman & Vessillo, C.P.A., P.C.

New York, New York
February 1, 1997

                               [Letterhead]

INDEPENDENT AUDITOR'S REPORT
---------------------------

To the Partners
Cross Creek Limited Partnership

We have audited the accompanying balance sheet of Cross Creek Limited Partnership, (a Limited Partnership) as of December 31, 1996 and the related statements of income and loss, partners' capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As described in Note 1 to the financial statements, the Partnership's ability to continue as a going concern is dependent on attaining future profitable operations and a positive cash flow.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cross Creek Limited Partnership, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                      /s/ Freeman & Vessillo, C.P.A., P.C.

New York, New York
February 1, 1997

                               [Letterhead]

INDEPENDENT AUDITOR'S REPORT
----------------------------

To the Partners
Grandland Realty Associates, Ltd.

We have audited the accompanying balance sheet of Grandland Realty Associates, Ltd, (a Georgia Limited Partnership) as of December 31, 1996 and the related statements of income and loss, partners' capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grandland Realty Associates, Ltd., as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                    /s/ Freeman & Vessillo, C.P.A., P.C.

New York, New York
February 4, 1997

                               [Letterhead]

INDEPENDENT AUDITOR'S REPORT


To The Partners
Kemar Townhouse Associates, L.P.

We have audited the accompanying balance sheet of Kemar Townhouse Associates, L.P., (a Limited Partnership) as of December 31, 1996 and the related statements of income, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemar Townhouse Associates, L.P., as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated February 3, 1997 on our consideration of Kemar Townhouse Associate's internal control structure and a report dated February 3, 1997 on its compliance with laws and regulations.

The accompanying supplementary information included in the report (shown on pages 11 to 22) is presented for the purpose of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                        /s/ Freeman & Vessillo, C.P.A., P.C.

New York, New York
February 3, 1997

                               [Letterhead]

INDEPENDENT AUDITOR'S REPORT


To the Partners
Lakeland East Limited Partnership

We have audited the accompanying balance sheet of Lakeland East Limited Partnership (a Limited Partnership) as of December 31, 1996 and the related statements of income and loss, partners' capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeland East Limited Partnership, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                         /s/ Freeman & Vessillo, C.P.A., P.C.

New York, New York
February 3, 1997

                               [Letterhead]

INDEPENDENT AUDITOR'S REPORT


To the Partners
Marten Manor Realty Associates L.P.

We have audited the accompanying balance sheet of Marten Manor Realty Associates L.P., (a Limited Partnership) as of December 31, 1996 and the related statements of income and loss, partners' capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Marten Manor Realty Associates L.P., as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                        /s/ Freeman & Vessillo, C.P.A., P.C.

New York, New York
February 3, 1997

                                [letterhead]






                             INDEPENDENT AUDITOR'S REPORT

To The Partners
  62ND STREET LIMITED PARTNERSHIP


We have audited the accompanying balance sheets of 62ND STREET LIMITED PARTNERSHIP as of December 31, 1996 and 1995, and the related statements of operations, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 62ND STREET LIMITED PARTNERSHIP as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The information on Schedule I is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Friduss, Lukee, Schiff & Co., P.C.



FRIDUSS, LUKEE, SCHIFF & CO., P.C.
Certified Public Accountants

Chicago, Illinois
February 9, 1997

                            [letterhead]




                           INDEPENDENT AUDITOR'S REPORT

To The Partners
  CENTRAL WOODLAWN LIMITED PARTNERSHIP




We have audited the accompanying balance sheets of CENTRAL WOODLAWN LIMITED PARTNERSHIP (An Illinois Limited Partnership) as of December 31, 1996 and 1995, and the related statements of operations, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CENTRAL WOODLAWN LIMITED PARTNERSHIP as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The information on Schedule I provides additional analysis which is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Friduss, Lukee, Schiff & Co., P.C.


FRIDUSS, LUKEE, SCHIFF & CO., P.C.
Certified Public Accountants

Chicago, Illinois
March 6, 1997

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                             January 24, 1996


The Partners                                         HUD Field Office Director
Academy Gardens Associates                           New York, New York
Washington, D.C.

         We have audited the accompanying balance sheet of ACADEMY GARDENS ASSOCIATES (A Limited Partnership), HUD Project No. 012-57138-PM-EC-221(d)(4)-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ACADEMY GARDENS ASSOCIATES as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 24, 1997, on our consideration of ACADEMY GARDENS ASSOCIATES' internal control structure and reports dated January 24, 1997, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 15 to 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                              January 29, 1997


The Partners                                         HUD Field Office Director
Brunswick Village Limited Partnership                Newark, New Jersey
Washington, D.C.

         We have audited the accompanying balance sheet of BRUNSWICK VILLAGE LIMITED PARTNERSHIP, HUD Project No. 031-55075-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BRUNSWICK VILLAGE LIMITED PARTNERSHIP as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 29, 1997, on our consideration of BRUNSWICK VILLAGE LIMITED PARTNERSHIP'S internal control structure and reports dated January 29, 1997, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14 to 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditor's Report

                                                               January 24, 1997


The Partners                                         HUD Field Office Director
Buckingham Hall Associates                           New York, New York
Vienna, VA

         We have audited the accompanying balance sheet of BUCKINGHAM HALL ASSOCIATES (A Limited Partnership), HUD Project No. 012-57190-PM-EC-221(d)(4)-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity deficiency and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BUCKINGHAM HALL ASSOCIATES as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

(continued)

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 24, 1997, on our consideration of BUCKINGHAM HALL ASSOCIATES internal control structure and reports dated January 24, 1997, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14 to 22 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                                January 5, 1997


The Partners
Churchview Gardens Associates
Vienna, Virginia

         We have audited the accompanying balance sheet of CHURCHVIEW GARDENS ASSOCIATES (A Limited Partnership), as of December 31, 1996, and the related statements of operations, of partners' equity and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHURCHVIEW GARDENS ASSOCIATES as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                             January 15, 1997


The Partners
Churchview Gardens Limited Partnership
Vienna, VA

         We have audited the accompanying balance sheet of CHURCHVIEW GARDENS LIMITED PARTNERSHIP, HUD Project No. 033-44090-LD, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity deficiency and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         As set forth in Note 7, Notes to Financial Statements, the Partnership has recognized a loss of $2,213,881 attributable to the impairment in value of its principal real estate asset in accordance with SFAS No. 121.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHURCHVIEW GARDENS LIMITED PARTNERSHIP as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 15, 1997, on our consideration of CHURCHVIEW GARDENS LIMITED PARTNERSHIP'S internal control structure and reports dated January 15, 1997, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 13 to 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

                          HANSEN, HUNTER & KIBBEE, P.C.
                          Certified Public Accountants
                           10260 S.W. GREENBURG ROAD
                                   SUITE 1150
                             PORTLAND, OREGON 97223
  TELEPHONE                                                       FACSIMILE
(503) 244-2134                                                 (503) 244-9754


                          INDEPENDENT AUDITORS' REPORT

To the Partners
Franklin Chandler Associates
Vienna, Virginia

We have audited the accompanying consolidated balance sheet of Franklin Chandler Associates, and its Venture, as of December 31, 1996, and the related consolidated statements of operations, partners' equity (deficit) and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Franklin Chandler Associates and its Venture as of December 31, 1996, and the results of its operations, changes in partners' equity (deficit) and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental schedules, as referred to in the Table of Contents, are presented for the purpose of additional analysis and are not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, the additional information is fairly stated in all material respects, in relation to the consolidated financial statements taken as a whole.


January 24, 1997

/s/ Hansen, Hunter & Kibbee, P.C.

                          HANSEN, HUNTER & KIBBEE, P.C.
                           Certified Public Accountants
                            10260 S.W. GREENBURG ROAD
TELEPHONE                            SUITE 1150                        FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223            (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
Haines Associates Limited Partnership
Vienna, Virginia

We have audited the accompanying statement of financial position of Haines Associates Limited Partnership, (a Washington limited partnership), FHA Project No. 127-35140, as of December 31, 1996 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Haines Associates Limited Partnership as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 1997 on our consideration of Haines' internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


January 24, 1997

/s/ Hansen, Hunter & Kibbee, P.C.

                         HANSEN, HUNTER & KIBBEE, P.C.
                         Certified Public Accountants
                           10260 S.W. GREENBURG ROAD
TELEPHONE                         SUITE 1150                        FACSIMILE
(503) 244-2134              PORTLAND, OREGON 97223               (503) 244-9754



                         INDEPENDENT AUDITORS' REPORT

To the Partners
King-Bell Associates
Vienna, Virginia

We have audited the accompanying statement of financial position of King-Bell Associates, (an Oregon limited partnership), FHA Project No. 126-35190-PM-L8, as of December 31, 1996 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of King-Bell Associates as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 1997 on our consideration of King-Bell's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


January 16, 1997

/s/ Hansen, Hunter & Kibbee, P.C.

                         HANSEN, HUNTER & KIBBEE, P.C.
                          Certified Public Accountants
                           10260 S.W. GREENBURG ROAD
TELEPHONE                         SUITE 1150                          FACSIMILE
(503) 244-2134               PORTLAND, OREGON 97223              (503) 244-9754


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Monmouth Associates Limited Partnership
Vienna, Virginia


We have audited the accompanying statement of financial position of Monmouth Associates Limited Partnership, (a Washington limited partnership), FHA Project No. 127-35157, as of December 31, 1996 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monmouth Associates Limited Partnership as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 1997 on our consideration of Monmouth's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

January 24, 1997

/s/ Hansen, Hunter & Kibbee, P.C.

                            HANSEN, HUNTER & KIBBEE, P.C.

                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                             SUITE 1150              FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223   (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
Pendleton Riverside Apartments, Oreg., Ltd.
Vienna, Virginia

We have audited the accompanying statement of financial position of Pendleton Riverside Apartments, Oreg., Ltd., (an Oregon limited partnership), FHA Project No. 126-44093-LD-SUP, as of December 31, 1996 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pendleton Riverside Apartments, Oreg., Ltd. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 17, 1997 on our consideration of Pendleton Riverside's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


January 17, 1997


/s/ Hansen, Hunter & Kibbee, P.C.

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                             SUITE 1150                      FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223           (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
Penn Hall Associates Limited Partnership
Vienna, Virginia

We have audited the accompanying statement of financial position of Penn Hall Associates Limited Partnership, (a Washington limited partnership), FHA Project No. 127-35159, as of December 31, 1996 and the related statements of profit and loss (on HUD Form 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Penn Hall Associates Limited Partnership as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 1997 on our consideration of Penn Hall's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

January 24, 1997

/s/ Hansen, Hunter & Kibbee, P.C.

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                             SUITE 1150                      FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223           (503) 244-9754


                             INDEPENDENT AUDITORS' REPORT

To the Partners
Rodeo Drive Limited Partnership
Vienna, Virginia

We have audited the accompanying statement of financial position of Rodeo Drive Limited Partnership, (a California limited partnership), FHA Project No. 122-44452-LDP, as of December 31, 1996 and the related statements of profit and loss (on HUD Form 92410), partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rodeo Drive Limited Partnership as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 1997 on our consideration of Rodeo Drive Limited Partnership's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


January 15, 1997

/s/ Hansen, Hunter & Kibbee, P.C.

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                           SUITE 1150                      FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223           (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
South Mountain Terrace, Ltd.
Vienna, Virginia

We have audited the accompanying statement of financial position of South Mountain Terrace, Ltd., (an Arizona limited partnership), FHA Project No. 123-35139, as of December 31, 1996 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Mountain Terrace, Ltd. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 22, 1997 on our consideration of South Mountain Terrace Ltd.'s internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

January 22, 1997
/s/ Hansen, Hunter & Kibbee, P.C.

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940

                             INDEPENDENT AUDITOR'S REPORT




January 24, 1997


Partners
630 East Lincoln Avenue Associates
Washington, D.C.


We have audited the accompanying statement of financial position of 630 East Lincoln Avenue Associates, FHA Project No. 012-57139-PM-EC, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 630 East Lincoln Avenue Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 4, 1997


Partners
Aspen Stratford Apartments Company B
Washington, D.C.


We have audited the accompanying statement of financial position of Aspen Stratford Apartments Company B, FHA Project No. 031-35194-LD-SR, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aspen Stratford Apartments Company B at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 6, 1997


Partners
Aspen Stratford Apartments Company C
Washington, D.C.


We have audited the accompanying statement of financial position of Aspen Stratford Apartments Company C, FHA Project No. 031-35195-LD-SR, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aspen Stratford Apartments Company C at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 12, 1997


Partners
Athens Arms Associates
Washington, DC


We have audited the accompanying statement of financial position of Athens Arms Associates, FHA Project No. 061-55068-LDI, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Athens Arms Associates, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming the Partnership will continue as a going concern. As discussed in Note I to the financial statements, the Partnership has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note I. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 24, 1997


Partners
Benjamin Banneker Plaza Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Benjamin Banneker Plaza Associates, FHA Project No. 034-44108-NP, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Benjamin Banneker Plaza Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


February 21, 1997


Partners
Benton Square, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Benton Square, Ltd., FHA Project No. 084-35236-L8-PM-SR, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Benton Square, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming the Partnership will continue as a going concern. As discussed in Note I to the financial statements, the Partnership has a net capital deficiency that raises substantial doubt about its' ability to continue as a going concern. Management's plans in regard to these matters are also described in Note I. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 31, 1997


Partners
Brightwood Limited Partnership
Washington, DC


We have audited the accompanying statement of financial position of Brightwood Limited Partnership, FHA Project No. 051-55001-LD, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brightwood Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 12, 1997


Partners
Carter Associates Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Carter Associates Limited Partnership, MHFA Project No. 71-171-N, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carter Associates Limited Partnership, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 18, 1997



Partners
Christopher Court Housing Company
Washington, D.C.


We have audited the accompanying statement of financial position of Christopher Court Housing Company, FHA Project No. 012-57097-LD-220-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Christopher Court Housing Company at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 12, 1997


Partners
Colonial Terrace I Associates
Washington, DC


We have audited the accompanying statement of financial position of Colonial Terrace I Associates, FHA Project No. 061-55011-LD, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Colonial Terrace I Associates, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming the Partnership will continue as a going concern. As discussed in Note C to the financial statements, a deferred acquisition note, which was issued in conjunction with purchase of the rental property, was due on December 2, 1996. The Partnership's inability to satisfy this obligation raises substantial doubts about the ability of the Partnership to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940




                             INDEPENDENT AUDITOR'S REPORT



February 12, 1997


Partners
Colonial Terrace II Associates
Vienna, Virginia


We have audited the accompanying statement of financial position of Colonial Terrace II Associates, FHA Project No. 061-55017-LD, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colonial Terrace II Associates, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming the Partnership will continue as a going concern. As discussed in Note C to the financial statements, a deferred acquisition note, which was issued in conjunction with purchase of the rental property, was due on December 2, 1996. The Partnership's inability to satisfy this obligation raises substantial doubts about the ability of the Partnership to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 1, 1997


Partners
Concord Houses Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Concord Houses Associates, MHFA Project No. 73-106-N, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Concord Houses Associates, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 12, 1997


Partners
Duke Manor Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Duke Manor Associates, FHA Project No. 034-35149-LD, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Duke Manor Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




January 24, 1997

Partners
Elderly Housing Associates Ltd. Partnership
Washington, DC



We have audited the statement of financial position of Elderly Housing Associates Ltd. Partnership, FmHA Project No. 24-11-133-3698, A Limited Partnership, as of December 31, 1996 and 1995, and the related statements of profit and loss, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elderly Housing Associates Ltd. Partnership as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 11, 1997



Partners
Ferncliff Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Ferncliff Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ferncliff Limited Partnership, A Limited Partnership, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 17, 1997


Partners
Forest Apartments Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Forest Apartments Associates, FHA Project No. 044-35493-PM-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forest Apartments Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


January 31, 1997


Partners
Gate Manor Apartments, Ltd.
Washington, D.C.



We have audited the accompanying statement of financial position of Gate Manor Apartments, Ltd., FHA Project No. 087-35144-PM-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gate Manor Apartments, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


January 17, 1997


Partners
Greenfield Apartments Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Greenfield Apartments Limited Partnership, FHA Project No. 051-55018-LDP, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield Apartments Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 11, 1997



Partners
Greenfield Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Greenfield Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield Limited Partnership, A Limited Partnership, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 27, 1997


Partners
Greenfield North Apartments Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Greenfield North Apartments Limited Partnership, FHA Project No. 051-44030-LDP, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield North Apartments Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 11, 1997



Partners
Greenfield North Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Greenfield North Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield North Limited Partnership, A Limited Partnership, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 30, 1997


Partners
Haili Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Haili Associates, FHA Project No. 140-35089-LDP-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Haili Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 19, 1997


Partners
Hollows Associates
Washington, D.C.



We have audited the accompanying statement of financial position of Hollows Associates, FHA Project No. 012-32191-LD-WAH-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hollows Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                              J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 27, 1997


Partners
Houston Aristocrat Apartments, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Houston Aristocrat Apartments, Ltd., FHA Project No. 114-44031-LDP, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Houston Aristocrat Apartments, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




January 30, 1997


Partners
Kapuna Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Kapuna Associates, FHA Project No. 140-38005-PM-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kapuna Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 12, 1997


Partners
Kimberton Apartments Associates
Washington, D.C.



We have audited the accompanying statement of financial position of Kimberton Apartments Associates, FHA Project No. 032-44013-LD, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kimberton Apartments Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 30, 1997


Partners
Koolau Housing Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Koolau Housing Associates, FHA Project No. 140-35091-LDP-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Koolau Housing Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 24, 1997


Partners
Lakeview Arms Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Lakeview Arms Associates, FHA Project No. 012-35474-PM-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Arms Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 16, 1997


Partners
Lee-Hy Manor Associates Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Lee-Hy Manor Associates Limited Partnership, FHA Project No. 051-35326-PM-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lee-Hy Manor Associates Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 22, 1997


Partners
Locust Park Associates
Washington, DC



We have audited the accompanying statement of financial position of Locust Park Associates, FHA Project No. 052-44124-LDP-SUP, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Locust Park Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 13, 1997


Partners
Loring Towers Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Loring Towers Associates, MHFA Project No. 70-003-N, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Loring Towers Associates, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 13, 1997


Partners
Milliken Apartments Company
Washington, D.C.


We have audited the accompanying statement of financial position of Milliken Apartments Company, FHA Project No. 023-44122-LD, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Milliken Apartments Company at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 7, 1997


Partners
Monument Street Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Monument Street Limited Partnership, FHA Project No. 052-44094-LD, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monument Street Limited Partnership at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940

                             INDEPENDENT AUDITOR'S REPORT



February 4, 1997


Partners
Neighborhoods of the Universities
  Lock Street Apartments Company
Washington, DC


We have audited the accompanying statement of financial position of Neighborhoods of the Universities Lock Street Apartments Company, FHA Project No. 031-35213-LD-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neighborhoods of the Universities Lock Street Apartments Company at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 14, 1997


Partners
Oak Hollow South Associates
Washington, D.C.


We have audited the accompanying statements of financial position of Oak Hollow South Associates, PHFA Project No. R-650-8F, A Limited Partnership, as of December 31, 1996 and 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Hollow South Associates, A Limited Partnership, as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 12, 1997



Partners
Oak Park Limited Partnership
Washington, DC


We have audited the accompanying statements of financial position of Oak Park Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Park Limited Partnership, A Limited Partnership, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 14, 1997


Partners
Orchard Mews Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Orchard Mews Associates, FHA Project No. 052-44200-LD-SUP-R, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orchard Mews Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 13, 1997



Partners
Oxford Place Associates
Washington, DC


We have audited the accompanying statement of financial position of Oxford Place Associates, A Limited Partnership, FHA Project No. 016-57004WAH-LDP-231-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oxford Place Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



March 7, 1997


Partners
Pittsfield Neighborhood Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Pittsfield Neighborhood Associates, MHFA Project No. 79-093-R, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pittsfield Neighborhood Associates, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 11, 1997



Partners
Portfolio Properties Four Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Portfolio Properties Four Associates, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portfolio Properties Four Associates, A Limited Partnership, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 10, 1997



Partners
Prince Street Towers Limited Partnership
Washington, D.C.


We have audited the accompanying statements of financial position of Prince Street Towers Limited Partnership, PHFA Project No. R-414-8E, A Limited Partnership, as of December 31, 1996 and 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prince Street Towers Limited Partnership at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940

                           INDEPENDENT AUDITOR'S REPORT




February 21, 1997



Partners
Registry Square, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Registry Square, Ltd., FHA Project No. 084-35237-L8-PM-SR, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Registry Square, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming the Partnership will continue as a going concern. As discussed in Note I to the financial statements, the Partnership has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern.
Management's plans in regard to these matters are also described in Note I. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




January 30, 1997



Partners
Sencit-Lebanon Company
Washington, D.C.


We have audited the accompanying statement of financial position of Sencit-Lebanon Company, FHA Project No. 034-35094-PM, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sencit-Lebanon Company at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




January 29, 1997



Partners
St. Nicholas Associates
Washington, D.C.


We have audited the accompanying statement of financial position of St. Nicholas Associates, FHA Project No. 012-57199-PM-EC-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Nicholas Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 20, 1997



Partners
Tamarac Pines, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Tamarac Pines, Ltd., FHA Project No. 114-35233-PM-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tamarac Pines, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 20, 1997



Partners
Tamarac Pines II, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Tamarac Pines II, Ltd., FHA Project No. 114-35270-PM-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tamarac Pines II, Ltd. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 15, 1997



Partners
Taunton Green Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Taunton Green Associates, MHFA Project No. 79-096-R, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Taunton Green Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 3, 1997



Partners
Taunton II Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Taunton II Associates, MHFA Project No. 81-056-N, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Taunton II Associates, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




March 22, 1997



Partners
The National Housing Partnership-II
Washington, DC


We have audited the accompanying statement of financial position of The National Housing Partnership-II, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The National Housing Partnership-II, A Limited Partnership, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 25, 1997



Partners                                 Commissioner of Housing
Tompkins Terrace Associates               and Community Renewal
Washington, D.C.                          of the State of New York
                                         Bronx, New York


We have audited the accompanying comparative balance sheet of Tompkins Terrace Associates, UDC Project No. 35, A Limited Partnership, as of December 31, 1996 and 1995 and the related summary and statement of income and expenses, analysis of income sufficiency and statement of cash flows for the year ended December 31, 1996 included in the Certified Annual Financial and Operating Report to the Commissioner of Housing and Community Renewal Executive Department of the State of New York. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tompkins Terrace Associates at December 31, 1996 and 1995, and the results of its operations, its analysis of income sufficiency and its cash flows for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note K to the financial statements, the Partnership has insufficient funds with which to pay its current liabilities at December 31, 1996. This condition raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan regarding this matter is described in Note K. The financial statements do not include any adjustments that might be necessary if the Partnership is unable to continue as a going concern.

In accordance with Government Auditing Standards, we have also issued a report dated February 25, 1997 on our consideration of Tompkins Terrace Associates' internal control structure and a report dated February 25, 1997 on its compliance with laws and regulations.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information on pages 14 through 29 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ J. A. Plumer & Co., P. A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 30, 1997


Partners
Waipahu Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Waipahu Associates, FHA Project No. 140-35087-LDP-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waipahu Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940

                             INDEPENDENT AUDITOR'S REPORT



January 23, 1997


Partners
Washington Chinatown Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Washington Chinatown Associates, FHA Project No. 32023-PM-L8, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Washington Chinatown Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 12, 1997


Partners
Windsor Apartments Associates
Washington, DC



We have audited the accompanying statement of financial position of Windsor Apartments Associates, FHA Project No. 032-44012-LD-WAH-SUP, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Windsor Apartments Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 15, 1997


Partners
Woodcrest Apartments, Ltd.
Washington, DC


We have audited the accompanying statement of financial position of Woodcrest Apartments, Ltd., FHA Project No. 133-44034-LD-SUP, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Woodcrest Apartments, Ltd., A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 5, 1997


Partners
Worcester Episcopal Housing Company
Washington, D.C.


We have audited the accompanying statement of financial position of Worcester Episcopal Housing Company, MHFA Project No. 71-216-N, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Worcester Episcopal Housing Company, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

PRAGUE & RICHMOND, P.C
CERTIFIED PUBLIC ACCOUNTANTS

------------------------------------------------------------------------------

                                               Twenty Walnut Street, Suite 215
                                                Wellesley, Massachusetts 02181
                                             (617) 237-5555 FAX (617) 237-7779



                    INDEPENDENT AUDITOR'S REPORT



To the Partners of Crosland Housing Associates, L.P.


We have audited the accompanying balance sheet of Crosland Housing Associates, L.P., (a limited partnership), HUD Project No. 054-35480-PM-L8, for the Year Ended December 31, 1996, and the related statements of income and expense, changes in partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crosland Housing Associates, L.P., HUD Project No. 054-35480-PM-L8 as of December 31, 1996 and the results of its operations and its cash flows and its analysis of owners' equity for the year ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report (shown on pages 12 to 17) are presented for the purposes of additional analysis and are not a required part of the basic financial statements of Crosland Housing Associates, L.P., HUD Project No.
054-35480-PM-L8. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

This report is intended for management and the U.S. Department of Housing and Urban Development. This restriction is not intended to limit the distribution of this report, which is a matter of public record.


/s/ Andrew P. Prague, CPA


Prague & Richmond, P.C.
Certified Public Accountants
Wellesley, Massachusetts
January 16, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Beautiful Village Associates
Redevelopment Company

    We have audited the accompanying statement of financial position of Beautiful Village Associates Redevelopment Company, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beautiful Village Associates Redevelopment Company, A Limited Partnership as of December 31, 1996, and the results of its operations, the changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 29, 1997 on our consideration of Beautiful Village Associates Redevelopment Company's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements.

                                             /s/ Reznick Fedder & Silverman

Bethesda, Maryland                           Federal Employer
January 29, 1997                             Identification Number:
                                               52-1088612


Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

To the Partners
Branchwood Towers Limited Partnership

    We have audited the accompanying statement of financial position of Branchwood Towers Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Branchwood Towers Limited Partnership as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 29 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated
Audit Guide for Audits of HUD Programs," we have also issued reports dated January 23, 1997 on our consideration of Branchwood Towers Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                       /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
January 23, 1997                       Identification Number:
                                         52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT




To the Partners
Brookview Apartments Company Limited

    We have audited the accompanying statement of financial position of Brookview Apartments Company Limited as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookview Apartments Company Limited as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 30, 1997 on our consideration of Brookview Apartments Company Limited's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                          /s/ Reznick Fedder & Silverman

Bethesda, Maryland                        Federal Employer
January 30, 1997                           Identification Number:
                                           52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT




To the Partners
Citrus Park Associates, Ltd.

    We have audited the accompanying statement of financial position of Citrus Park Associates, Ltd. as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Citrus Park Associates, Ltd. as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 30, 1997 on our consideration of Citrus Park Associates, Ltd.'s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                          /s/ Reznick Fedder & Silverman

Bethesda, Maryland                        Federal Employer
January 30, 1997                           Identification Number:
                                           52-1088612


Audit Principal:  Renee G. Scruggs

                                     [Letterhead]

                             INDEPENDENT AUDITORS' REPORT



To the Partners
Clover Ridge East Limited Partnership

    We have audited the accompanying statement of financial position of Clover Ridge East Limited Partnership, as of December 31, 1996, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Clover Ridge East Limited Partnership as of December 31, 1995 were audited by other auditors, whose report dated February 22, 1996, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 1996 financial statements referred to above present fairly, in all material respects, the financial position of Clover Ridge East Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.


                              /s/ Reznick Fedder & Silverman


Bethesda, Maryland
February 21, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Colony Apartments Company Limited

    We have audited the accompanying statement of financial position of Colony Apartments Company Limited, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colony Apartments Company Limited, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 20, 1997 on our consideration of Colony Apartments Company Limited's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                              /s/ Reznick Fedder & Silverman

Bethesda, Maryland                            Federal Employer
January 20, 1997                                Identification Number:
                                                52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT



To the Partners
Community Circle II Limited

    We have audited the accompanying statement of financial position of Community Circle II Limited, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Community Circle II Limited, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information shown on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 30, 1997 on our consideration of Community Circle II Limited's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                 /s/ Reznick Fedder & Silverman

Bethesda, Maryland                                    Federal Employer
January 30, 1997                                       Identification Number:
                                                       52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT

To the Partners
Copperstone Circle Limited Partnership

    We have audited the accompanying balance sheet of Copperstone Circle Limited Partnership as of December 31, 1996, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Copperstone Circle Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Bethesda, Maryland                        /s/ Reznick Fedder & Silverman
March 6, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

To the Partners
Copperstone Limited Partnership

    We have audited the accompanying statement of financial position of Copperstone Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    As described in note A, the partnership's financial statements have been prepared on the basis of accounting and reporting practices prescribed by the Department of Housing and Urban Development (HUD). These prescribed prescribed practices are a comprehensive basis of accounting other than generally accepted accounting principles.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Copperstone Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended, on the basis of accounting described in note A.

    During 1996, the partnership entered into an agreement to sell the project. As of the date of this report the sale has not been finalized.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 27, 1997 on our consideration of Copperstone Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

         This report is intended solely for filing with HUD and is note intended for any other purposes.

                                         /s/ Reznick Fedder & Silverman

Bethesda, Maryland                        Federal Employer
January 27, 1997                            Identification Number:
                                            52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT



To the Partners
Country Lakes Associates Two,
  A Limited Partnership


    We have audited the accompanying statement of financial position of Country Lakes Associates Two, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Country Lakes Associates Two, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Bethesda, Maryland                         /s/ Reznick Fedder & Silverman
February 6, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Diakonia Associates Limited Partnership

    We have audited the accompanying statement of financial position of Diakonia Associates Limited Partnership, R.I.H.M.F.C. Project No.:
RI43-H023-022, as of June 30, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diakonia Associates Limited Partnership, R.I.H.M.F.C. Project No.: RI43-H023-022, as of June 30, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated August 13, 1996 on our consideration of Diakonia Associates Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major RIHMFC-assisted programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

Bethesda, Maryland                         /s/ Reznick Fedder & Silverman
August 13, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                         INDEPENDENT AUDITORS' REPORT


To the Partners
East Hampton Limited Partnership

    We have audited the accompanying statement of financial position of East Hampton Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of East Hampton Limited Partnership, as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 7, 1997 on our consideration of East Hampton Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland                                    Federal Employer
February 7, 1997                                        Identification Number:
                                                        52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT



To the Partners
Easton Terrace I Associates

    We have audited the accompanying statement of financial position of Easton Terrace I Associates, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Easton Terrace I Associates, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 15, 1997 on our consideration of Easton Terrace I Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 15, 1997                              Identification Number:
                                              52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319
                      (301) 652-9100 - Fax (301) 652-1848



                          INDEPENDENT AUDITORS' REPORT


To the Partners
Eastridge Apartments,
  A Limited Partnership

    We have audited the accompanying statement of financial position of Eastridge Apartments, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastridge Apartments, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, one of the partnership's housing assistance payment contracts with the Federal Housing Administration expires during 1997 which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 17, 1997 on our consideration of Eastridge Apartments, A Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                /s/ Reznick Fedder & Silverman


Bethesda,Maryland                                     Federal Employer
January 17, 1997                                       Identification Number:
                                                       52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                        INDEPENDENT AUDITORS' REPORT

To the Partners
Eastridge Apartments Associates

    We have audited the accompanying balance sheet of Eastridge Apartments Associates, A Limited Partnership, as of December 31, 1996, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastridge Apartments Associates as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership's major asset is an investment in a Local Partnership. That entity has a contract for rental subsidies representing a significant portion of its revenue, which is due to expire during 1997. Accordingly, the partnership may not be able to realize the carrying value of its investment in the Local Partnership, which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Bethesda, Maryland                      /s/ Reznick Fedder & Silverman
March 3, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                           INDEPENDENT AUDITORS' REPORT




To the Partners
Edgewood II Associates

    We have audited the accompanying statement of financial position of Edgewood II Associates, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgewood II Associates as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 23, 1997 on our consideration of Edgewood II Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                             Federal Employer
January 23, 1997                                Identification Number:
                                                52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Emory Grove Associates Limited Partnership

    We have audited the accompanying balance sheet of Emory Grove Associates Limited Partnership as of December 31, 1996, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emory Grove Associates Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As disclosed in note B, the partnership is in default on its deferred acquisition notes payable, which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Bethesda, Maryland                        /s/ Reznick Fedder & Silverman
March 4, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT


To the Partners
Emory Grove Limited Partnership

    We have audited the accompanying statement of financial position of Emory Grove Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emory Grove Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 7, 1997 on our consideration of Emory Grove Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                           /s/ Reznick Fedder & Silverman

Bethesda, Maryland                        Federal Employer
February 7, 1997                            Identification Number:
                                            52-1088612

Audit Principal:  Bill D. Tzamaras

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319
                      (301) 652-9100 - Fax (301) 652-1848


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Fairburn and Gordon Associates, Phase I

    We have audited the accompanying statement of financial position of Fairburn and Gordon Associates, Phase I, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairburn and Gordon Associates, Phase I, as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 23, 1997 on our consideration of Fairburn and Gordon Associates, Phase I's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                        /s/ Reznick Fedder & Silverman

Bethesda, Maryland                      Federal Employer
January 23, 1997                         Identification Number:
                                         52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                          INDEPENDENT AUDITORS' REPORT



To the Partners
Fairburn and Gordon Associates, Phase II

    We have audited the accompanying statement of financial position of Fairburn and Gordon Associates, Phase II as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairburn and Gordon Associates, Phase II as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 23, 1997 on our consideration of Fairburn and Gordon Associates, Phase II's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                   /s/ Reznick Fedder & Silverman

Bethesda, Maryland                Federal Employer
January 23, 1997                  Identification Number:
                                  52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                       INDEPENDENT AUDITORS' REPORT



To the Partners
First Alexandria Associates

     We have audited the accompanying statement of financial position of First Alexandria Associates, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Alexandria Associates, A Limited Partnership at December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 29 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 15, 1997 on our consideration of First Alexandria Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                          /s/ Reznick Fedder & Silverman

Bethesda, Maryland                       Federal Employer
January 15, 1997                          Identification Number:
                                          52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT



To the Partners
Flatbush NSA Associates


    We have audited the accompanying statement of financial position of Flatbush NSA Associates, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Flatbush NSA Associates, A Limited Partnership as of December 31, 1996, and the results of its operations, the changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 24, 1997 on our consideration of Flatbush NSA Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                        /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
January 24, 1997                       Identification Number:
                                         52-1088612

Audit Principal:   Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                   INDEPENDENT AUDITORS' REPORT




To the Partners
Franklin Square School Associates

     We have audited the accompanying statement of financial position of Franklin Square School Associates, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin Square School Associates, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 23, 1997 on our consideration of Franklin Square School Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
January 23, 1997                       Identification Number:
                                         52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT

Partners                               HUD Field Office Director
Gates Mill I Limited Partnership       The Renaissance on Playhouse Square #500
Washington, D.C.                       Cleveland, Ohio 44115-1815

We have audited the accompanying statement of financial position of Gates Mills I Limited Partnership, An Ohio Limited Partnership, F.H.A. Project No.:
042-44062-LDP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No.92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about wether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gates Mills I Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, the supplemental information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the " Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 23, 1997, on our consideration of Gates Mills I Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD Programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                  Federal Employer
January 23, 1997                    Identification Number
Lead Auditor: David H. Lavine       52-1088612

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                         INDEPENDENT AUDITORS' REPORT


To the Partners
Grosvenor House Associates
  Limited Partnership

     We have audited the accompanying statement of financial position of Grosvenor House Associates Limited Partnership, A Limited Partnership, as of December 31, 1996, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grosvenor House Associates Limited Partnership, A Limited Partnership, as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards, we have also issued reports dated January 22, 1997 on our consideration of Grosvenor House Associates Limited Partnership's internal control structure and on its compliance with laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 22, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                       INDEPENDENT AUDITORS' REPORT


To the Partners
Intown West Associates Limited Partnership


     We have audited the accompanying statement of financial position of Intown West Associates Limited Partnership, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intown West Associates Limited Partnership, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 30 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 1, 1997 on our consideration of Intown West Associates Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                        Federal Employer
February 1, 1997                            Identification Number:
                                            52-1088612


Audit Principal:   Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                        INDEPENDENT AUDITORS' REPORT




To the Partners
Laing Village

     We have audited the accompanying statement of financial position of Laing Village as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Laing Village as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for audits of HUD Programs," we have also issued reports dated January 31, 1997 on our consideration of Laing Village's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                           Federal Employer
January 31, 1997                              Identification Number:
                                              52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                      INDEPENDENT AUDITORS' REPORT


To the Partners
Lake Avenue Associates

     We have audited the accompanying statement of financial position of Lake Avenue Associates as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Avenue Associates as of December 31, 1996, and the results of its operations, the changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 12, 1997 on our consideration of Lake Avenue Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                                    Federal Employer
February 12, 1997                                      Identification Number:
                                                       52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                          INDEPENDENT AUDITORS' REPORT




To the Partners
Lake Crossing Limited Partnership,
  A Limited Partnership

     We have audited the accompanying statement of financial position of Lake Crossing Limited Partnership, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Crossing Limited Partnership, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 5, 1997 on our consideration of Lake Crossing Limited Partnership, A Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                      Federal Employer
February 5, 1997                        Identification Number:
                                          52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                   INDEPENDENT AUDITORS' REPORT

To the Partners
Lakehaven Associates One

     We have audited the accompanying statement of financial position of Lakehaven Associates One, A Limited Partnership as of December 31, 1996, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakehaven Associates One, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B, principal and accrued interest on the mortgage note are due in full June 1997, which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 25, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                        INDEPENDENT AUDITORS' REPORT


To the Partners
Lakehaven Associates Two

     We have audited the accompanying statement of financial position of Lakehaven Associates Two, A Limited Partnership as of December 31, 1996, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakehaven Associates Two, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 30, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                           INDEPENDENT AUDITORS' REPORT


To the Partners
Linden Court Associates

    We have audited the accompanying statement of financial position of Linden Court Associates as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Linden Court Associates as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 6, 1997 on our consideration of Linden Court Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                         Federal Employer
February 6, 1997                            Identification Number
                                            52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT



To the Partners
Loudoun House Limited Partnership

    We have audited the accompanying statement of financial position of Loudoun House Limited Partnership, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Loudoun House Limited Partnership, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 17, 1997 on our consideration of Loudoun House Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 17, 1997                             Identification Number:
                                             52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Monaco Arms Associates I

    We have audited the accompanying statement of financial position of Monaco Arms Associates I as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monaco Arms Associates I as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the deferred acquisition note payable matures in October, 1997 and one of the partnership's Housing Assistance Payment contracts with the U.S. Department of Housing and Urban Development (HUD) expires during 1997, both of which raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 28, 1997 on our consideration of Monaco Arms Associates I's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 28, 1997                             Identification Number:
                                             52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                          INDEPENDENT AUDITORS' REPORT


To the Partners
Monaco Arms Associates II


    We have audited the accompanying statement of financial position of Monaco Arms Associates II, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monaco Arms Associates II, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the deferred acquisition note payable matures in October 1997 and the Partnership's Housing Assistance Payment contract with the U.S. Department of Housing and Urban Development (HUD) expires during 1997, both of which raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 28, 1997 on our consideration of Monaco Arms Associates II's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                                    Federal Employer
January 28, 1997                                       Identification Number:
                                                       52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                          INDEPENDENT AUDITORS' REPORT

To the Partners
Muske Limited Partnership

    We have audited the accompanying statement of financial position of Muske Limited Partnership, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Muske Limited Partnership, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B, the partnership is in default on its deferred acquisition note payable, which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 7, 1997 on our consideration of Muske Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                            Federal Employer
February 7, 1997                               Identification Number:
                                               52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Natick Associates

    We have audited the accompanying statement of financial position of Natick Associates as of November 30, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natick Associates as of November 30, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 10, 1997 on our consideration of Natick Associates' internal control structure and on its compliance with specific requirements applicable to major Rhode Island Housing and Mortgage Finance Corporation programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 10, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                           INDEPENDENT AUDITORS' REPORT

To the Partners
Oakcrest Terrace Apartments

    We have audited the accompanying statement of financial position of Oakcrest Terrace Apartments, A Limited Partnership (Debtor-in-Possession) as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakcrest Terrace Apartments, A Limited Partnership (Debtor-in-Possession) as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    On February 7, 1997, the partnership gave the deed of trust on the property to the mortgagor in lieu of foreclosure.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 10, 1997 on our consideration of Oakcrest Terrace Apartments' internal control structure and on its compliance with specific requirements applicable to nonmajor HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
February 10, 1997                           Identification Number:
                                              52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT



To the Partners
Oakland City/West End Associates, Ltd.

    We have audited the accompanying statement of financial position of Oakland City/West End Associates, Ltd. as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakland City/West End Associates, Ltd. as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 31, 1997 on our consideration of Oakland City/West End Associates, Ltd.'s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 31, 1997                              Identification Number:
                                              52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                           INDEPENDENT AUDITORS' REPORT



To the Partners
Oakwood Limited Partnership

    We have audited the accompanying statement of financial position of Oakwood Limited Partnership, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakwood Limited Partnership, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As disclosed in note B, the partnership is in default on its deferred acquisition note payable, which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 8, 1997 on our consideration of Oakwood Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                            Federal Employer
February 8, 1997                              Identification Number:
                                              52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                          INDEPENDENT AUDITORS' REPORT



To the Partners
Oakwood Muskegon Associates

    We have audited the accompanying balance sheet of Oakwood Muskegon Associates as of December 31, 1996, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakwood Muskegon Associates as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As disclosed in note B to the financial statements, the partnership's major asset is an investment in the local partnerships. The entities are in default on their deferred acquisition notes payable at December 31, 1996. Accordingly, the partnership may not be able to realize the carrying value of its investment in the local partnerships, which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland
March 3, 1997

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT




To the Partners
Orangeburg Manor

    We have audited the accompanying statement of financial position of Orangeburg Manor, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orangeburg Manor, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 20, 1997 on our consideration of Orangeburg Manor's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                       Federal Employer
January 20, 1997                          Identification Number:
                                          52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                   INDEPENDENT AUDITORS' REPORT




To the Partners
Parkview Associates, A Limited Partnership

     We have audited the accompanying statement of financial position of Parkview Associates, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkview Associates, A Limited Partnership as of December 31, 1996, and the results of its operations, the changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 29, 1997 on our consideration of Parkview Associates, a Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                 Federal Employer
January 29, 1997                    Identification Number:
                                    52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                   INDEPENDENT AUDITORS' REPORT




To the Partners
Pleasant Valley Apartments, Ltd.

     We have audited the accompanying statement of financial position of Pleasant Valley Apartments, Ltd., as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pleasant Valley Apartments, Ltd., as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 17, 1997 on our consideration of Pleasant Valley Apartments, Ltd. internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                      Federal Employer
January 17, 1997                         Identification Number:
                                         52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                   INDEPENDENT AUDITORS' REPORT




To the Partners
Queenstown Apartments Limited Partnership

     We have audited the accompanying statement of financial position of Queenstown Apartments Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Queenstown Apartments Limited Partnership as of December 31, 1996, and the results of its operations, the changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 7, 1997 on our consideration of Queenstown Apartments Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                 Federal Employer
February 7, 1997                    Identification Number:
                                    52-1088612

Audit Principal: Bill D. Tzamaras

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                        INDEPENDENT AUDITORS' REPORT



To the Partners
Ruscombe Gardens Limited Partnership

     We have audited the accompanying statement of financial position of Ruscombe Gardens Limited Partnership, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ruscombe Gardens Limited Partnership, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 33 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 31, 1997 on our consideration of Ruscombe Gardens Limited Partnership's internal control structure and on its compliance with specific requirements applicable to CDA programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                                  Federal Employer
January 31, 1997                                      Identification number:
                                                      52-1088612

Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                         INDEPENDENT AUDITORS' REPORT


To the Partners
Sandy Springs Associates, Ltd.

     We have audited the accompanying statement of financial position of Sandy Springs Associates, Ltd., A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sandy Springs Associates, Ltd., A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 23, 1997, on our consideration of Sandy Springs Associates, Ltd.'s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                        /s/ Reznick Fedder & Silverman

Bethesda, Maryland                      Federal Employer
January 23, 1997                        Identification Number:
                                        52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                           INDEPENDENT AUDITORS' REPORT

To the Partners
Sencit-Jacksonville Company, Ltd.

    We have audited the accompanying statement of financial position of Sencit-Jacksonville Company, Ltd., A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sencit-Jacksonville Company, Ltd., A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 20, 1997, on our consideration of Sencit-Jacksonville Company, Ltd.'s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
January 20, 1997                       Identification Number:
                                       52-1088612

Audit Principal: Renee Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

To the Partners
Tiffany Rehab Associates

    We have audited the accompanying statement of financial position of Tiffany Rehab Associates, a Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tiffany Rehab Associates, a Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 17, 1997 on our consideration of Tiffany Rehab Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
January 17, 1997                       Identification Number:
                                         52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Twin Towers Associates, A Limited Partnership

    We have audited the accompanying statement of financial position of Twin Towers Associates, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Twin Towers Associates, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 5, 1997 on our consideration of Twin Towers Associates, A Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
February 5, 1997                            Identification Number:
                                              52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                           INDEPENDENT AUDITORS' REPORT

To the Partners
Tyee Associates Limited Partnership

    We have audited the accompanying statement of financial position of Tyee Associates Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tyee Associates Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 17, 1997 on our consideration of Tyee Associates Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 17, 1997                            Identification Number:
                                              52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                          INDEPENDENT AUDITORS' REPORT


To the Partners
Urbanization Maria Lopez Housing Company

    We have audited the accompanying statement of financial position of Urbanizacion Maria Lopez Housing Company, a Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Urbanizacion Maria Lopez Housing Company, a Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 22, 1997 on our consideration of Urbanizacion Maria Lopez Housing Company's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 22, 1997                              Identification Number:
                                              52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                           INDEPENDENT AUDITORS' REPORT




To the Partners
Village Green Apartments Company Limited

    We have audited the accompanying statement of financial position of Village Green Apartments Company Limited as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Green Apartments Company Limited as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the portion marked "unaudited" on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 18, 1997 on our consideration of Village Green Apartments Company Limited's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 18, 1997                              Identification Number:
                                              52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                        INDEPENDENT AUDITORS' REPORT




To the Partners
Vineville Towers Associates, Ltd.

    We have audited the accompanying statement of financial position of Vineville Towers Associates, Ltd., as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vineville Towers Associates, Ltd., as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 24, 1997 on our consideration of Vineville Towers Associates, Ltd.'s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 24, 1997                              Identification Number:
                                              52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                         INDEPENDENT AUDITORS' REPORT

To the Partners
Westgate Apartments

    We have audited the accompanying statement of financial position of Westgate Apartments, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westgate Apartments, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 3, 1997 on our consideration of Westgate Apartments' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
February 3, 1997                            Identification Number:
                                              52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                        INDEPENDENT AUDITORS' REPORT

To the Partners
Westminster Associates

    We have audited the accompanying statement of financial position of Westminster Associates, A Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westminster Associates, A Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 to 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 24, 1997 on our consideration of Westminster Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to these financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 24, 1997                              Identification Number:
                                              52-1088612

Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT


To the Partners
Wollaston Manor Associates

    We have audited the accompanying statement of financial position of Wollaston Manor Associates as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wollaston Manor Associates as of December 31, 1996, and the results of its operations, the changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 42 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 31, 1997 on our consideration of Wollaston Manor Associates' internal control structure and on its compliance with specific requirements applicable to nonmajor HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 31, 1997                              Identification Number:
                                              52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT




To the Partners
Woodside Village Limited Partnership

    We have audited the accompanying statement of financial position of Woodside Village Limited Partnership as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodside Village Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated January 16, 1997 on our consideration of Woodside Village Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman


Bethesda, Maryland                     Federal Employer
January 16, 1997                         Identification Number:
                                         52-1088612


Audit Principal:  Renee G. Scruggs

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
2900 Van Ness Associates
Vienna, Virginia


We have audited the accompanying balance sheet of 2900 Van Ness Associates (a District of Columbia Limited Partnership) as of December 31, 1996, and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 2900 Van Ness Associates as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company, LLP

Boston, Massachusetts
February 12, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
7400 Roosevelt Investors
Vienna, Virginia


We have audited the accompanying balance sheet of 7400 Roosevelt Investors (a Pennsylvania Limited Partnership) as of December 31, 1996, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 7400 Roosevelt Investors as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
February 7, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Connecticut Colony Associates Limited Partnership
Vienna, Virginia


We have audited the accompanying balance sheet of Connecticut Colony Associates Limited Partnership as of December 31, 1996, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Connecticut Colony Associates Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 9, the Letter of Credit that secures payments of principal and interest on the Bonds issued to finance the Project expires on April 15, 1997. Accordingly, the Partnership's mortgage note, although by its terms is due April 1, 2008, must be repaid upon expiration of the Letter of Credit, unless alternate security, as defined, is provided to the Bond Trustee. This condition raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans regarding this matter are also described in Note
9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
February 22, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Fairfax Associates Limited Partnership
Vienna, Virginia


We have audited the accompanying balance sheet of Fairfax Associates Limited Partnership as of December 31, 1996, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairfax Associates Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
March 3, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Greater Hartford Associates Limited Partnership
Vienna, Virginia


We have audited the accompanying consolidated balance sheet of Greater Hartford Associates Limited Partnership and Connecticut Colony Associates Limited Partnership as of December 31, 1996, and the related consolidated statements of operations, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Greater Hartford Associates Limited Partnership and Connecticut Colony Associates Limited Partnership as of December 31, 1996, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the partnerships will continue as going concerns. As discussed in Note 10, the Letter of Credit that secures payments of principal and interest on the Bonds issued to finance Connecticut Colony Associates Limited Partnership's Property expires on April 15, 1997. Accordingly, Connecticut Colony Associates Limited Partnership's mortgage note, although by its terms is due April 1, 2008, must be repaid upon expiration of the Letter of Credit, unless alternate security, as defined, is provided to the Bond Trustee. This condition raises substantial doubt about the ability of the partnerships to continue as going concerns. Management's plans regarding this matter are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
February 22, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Ivanhoe Associates Limited Partnership
Vienna, Virginia

We have audited the accompanying consolidated balance sheet of Ivanhoe Associates Limited Partnership and Monroeville Development Corporation as of December 31, 1996, and the related consolidated statements of operations, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.
 We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ivanhoe Associates Limited Partnership and Monroeville Development Corporation as of December 31, 1996, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
February 3, 1997
  (March 17, 1997
    as to Note 5)

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Norco Associates
Vienna, Virginia

We have audited the accompanying balance sheet of Norco Associates (a Pennsylvania General Partnership) as of December 31, 1996, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Norco Associates as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
January 28, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Ridge Carlton Associates Limited Partnership
Vienna, Virginia

We have audited the accompanying consolidated balance sheet of Ridge Carlton Associates Limited Partnership and Norco Associates as of December 31, 1996, and the related consolidated statements of operations, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ridge Carlton Associates Limited Partnership and Norco Associates as of December 31, 1996, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
January 28, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
River Loft Apartments Limited Partnership
Vienna, Virginia

We have audited the accompanying balance sheet of River Loft Apartments Limited Partnership as of December 31, 1996, and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of River Loft Apartments Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
February 4, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Scotch Associates Limited Partnership
Vienna, Virginia

We have audited the accompanying consolidated balance sheet of Scotch Associates Limited Partnership and Scotch Lane Associates as of December 31, 1996, and the related consolidated statements of operations, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Scotch Associates Limited Partnership and Scotch Lane Associates as of December 31, 1996, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
January 31, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Scotch Lane Associates
Vienna, Virginia

We have audited the accompanying balance sheet of Scotch Lane Associates (a Pennsylvania General Partnership) as of December 31, 1996, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scotch Lane Associates as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
January 31, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Standart Woods Associates Limited Partnership
Vienna, Virginia


We have audited the accompanying balance sheet of Standart Woods Associates Limited Partnership, HUD Project No. 014-11094 (formerly HUD Project No. 014-10511) as of December 31, 1996, and the related statements of operations (on HUD Form No. 92410), partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Standart Woods Associates Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
February 18, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
West Lake Arms Limited Partnership
Vienna, Virginia


We have audited the accompanying balance sheet of West Lake Arms Limited Partnership as of December 31, 1996, and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West Lake Arms Limited Partnership as of December 31, 1996, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 6, the Partnership received a notice of events of default under its mortgage note obligation from the mortgage lender in December, 1995 and the mortgage note matures on December 1, 1997. This condition raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans regarding this matter are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
February 28, 1997

                                 [LETTERHEAD]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Wyntre Brooke Associates
Vienna, Virginia


We have audited the accompanying balance sheet of Wyntre Brooke Associates (a Pennsylvania Limited Partnership) as of December 31, 1996, and the related statements of operations, partners' deficiency, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wyntre Brooke Associates as of December 31, 1996, and the results of its operations, changes in partners' deficiency, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Robert Ercolini & Company LLP

Boston, Massachusetts
February 10, 1997

                                 [LETTERHEAD]


                         Independent Auditor's Report


Partners                             Rural Economic & Community Development
Chesterfield Housing Associates      P. O. Drawer 1259
Vienna, VA                           Camden, South Carolina


We have audited the accompanying statement of financial position of Chesterfield Housing Associates, A Limited Partnership, RECD Project No. 46-13-570523932, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Chesterfield Housing Associates, A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note O to the financial statements, in 1996 the Partnership changed its method of accounting for the impairment of long-lived assets.

In accordance with Government Auditing Standards, we have also issued reports dated January 23, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 23, 1997

                                 [LETTERHEAD]


                         Independent Auditor's Report



Partners                                    HUD Field Office Director
Community Developers of Princeville,        Federal Office Building
 A Limited Partnership                      Greensboro, North Carolina
Vienna, VA


We have audited the accompanying statement of financial position of Community Developers of Princeville, A Limited Partnership, Project No. 053-35383-PM-WAH-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Community Developers of Princeville, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 13, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 13, 1997

                                 [LETTERHEAD]


                         Independent Auditor's Report


Partners                               Illinois Housing Development Authority
Eastcourt Village Partners             401 N. Michigan Avenue
Vienna, VA                             Chicago, Illinois


We have audited the accompanying statement of financial position of Eastcourt Village Partners, A Limited Partnership, Illinois Housing Development Authority, Project No. ML-029, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastcourt Village Partners, A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 22, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major Illinois Housing Development Authority program and the nonmajor HUD program.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

As required by the Illinois Housing Development Authority, we confirm to you that our firm meets the licensing requirements imposed by the State of Illinois on firms practicing in that state as certified public accountants.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 22, 1997

                                [LETTERHEAD]


                         Independent Auditor's Report


Partners                               Rural Economic & Community Development
Eustis Apartments, Ltd.                1137 Old 441, Suite 2
Vienna, VA                             Eustis, Florida


We have audited the accompanying statement of financial position of Eustis Apartments, Ltd., A Limited Partnership, RECD Project No. 09-35-133-3579, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eustis Apartments, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 31, 1997

                                [LETTERHEAD]


                         Independent Auditor's Report


Partners                               Rural Economic & Community Development
Grove Park Villas, Ltd.                P. O. Box 3767
Vienna, VA                             West Palm Beach, Florida


We have audited the accompanying statement of financial position of Grove Park Villas, Ltd., A Limited Partnership, RECD Project No. 09-58-133-5545 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grove Park Villas, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 31, 1997

                                [LETTERHEAD]

                         Independent Auditor's Report


Partners                               Rural Economic & Community Development
Hemingway Housing Associates           P. O. Box 644
Vienna, VA                             St. George, South Carolina


We have audited the accompanying statement of financial position of Hemingway Housing Associates, A Limited Partnership, RECD Project No. 46-45-13337584 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hemingway Housing Associates, A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 23, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 23, 1997

                                [LETTERHEAD]


                         Independent Auditor's Report


Partners                               Rural Economic & Community Development
Highlands Village II                   P. O. Box 3767
Vienna, VA                             West Palm Beach, Florida


We have audited the accompanying statement of financial position of Highlands Village II, A Limited Partnership, RECD Project No. 09-28-133-7604 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highlands Village II, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 31, 1997

                                [LETTERHEAD]


                         Independent Auditor's Report


Partners                                Rural Economic & Community Development
Housing Assistance of Mt. Dora, Ltd.    1137 Old Highway 441, Suite 2
Vienna, VA                              Mt. Dora, Florida



We have audited the accompanying statement of financial position of Housing Assistance of Mt. Dora, Ltd., A Limited Partnership, Project No. 09-35-133-1449, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Assistance of Mt. Dora, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 31, 1997

                                [LETTERHEAD]


                         Independent Auditor's Report


Partners                                Rural Economic & Community Development
Housing Assistance of Orange            Federal Building - Room 248
 City, Ltd.                             207 N.W. Second Street
Vienna, VA                              Ocala, Florida


We have audited the accompanying statement of financial position of Housing Assistance of Orange City, Ltd., A Limited Partnership, RECD Project No. 09-64-133-1452 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Assistance of Orange City, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 31, 1997

                                [LETTERHEAD]


                         Independent Auditor's Report


Partners                               Rural Economic & Community Development
Housing Assistance of                  P. O. Box 3767
 Sebring, Ltd.                         West Palm Beach, Florida
Vienna, VA


We have audited the accompanying statement of financial position of Housing Assistance of Sebring, Ltd., A Limited Partnership, RECD Project No. 09-20-133-1439 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Assistance of Sebring, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 31, 1997

                                [LETTERHEAD]

                         Independent Auditor's Report


Partners                               Rural Economic & Community Development
Housing Assistance of                  P. O. Box 3767
 Vero Beach, Ltd.                      West Palm Beach, Florida
Vienna, VA


We have audited the accompanying statement of financial position of Housing Assistance of Vero Beach, Ltd., A Limited Partnership, RECD Project No. 09-31-133-0514, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Assistance of Vero Beach, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 31, 1997

                                [LETTERHEAD]


                         Independent Auditor's Report


Partners                               HUD Field Office Director
Hurbell I Limited Partnership -        Greensboro Office
 Holly Oak Park Apartments             415 North Edgeworth Street
Vienna, VA                             Greensboro, NC


We have audited the accompanying statement of financial position of Hurbell I Limited Partnership (Holly Oak Park Apartments), A Limited Partnership, FHA Project No. 053-44202-LDP-SUP, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurbell I Limited Partnership (Holly Oak Apartments), A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 25, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD programs, and Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 25, 1997

                                [LETTERHEAD]


                         Independent Auditor's Report

Partners                               HUD Field Office Director
Hurbell IV Limited Partnership -       Daniel Building
 Talladega Downs                       15 South 20th Street
Vienna, VA                             Birmingham, Alabama

We have audited the accompanying statement of financial position of Hurbell IV Limited Partnership (Talladega Downs), A Limited Partnership, FHA Project No. 062-44054-LD, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurbell IV Limited Partnership (Talladega Downs), A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note K to the financial statements, in 1996 the Partnership changed its method of accounting for the impairment of long-lived assets.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 25, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD programs, and Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 25, 1997

                               [letterhead]


                          Independent Auditor's Report


Partners                                Rural Economic & Community Development
Lake Wales Villas, Ltd.                 1137 Old Highway 441, Suite 2
Vienna, VA                              Mt. Dora, Florida

We have audited the accompanying statement of financial position of Lake Wales Villas, Ltd., A Limited Partnership, RECD Project No. 09-53-133-3513 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Wales Villas, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note K to the financial statements, in 1996 the Partnership changed its method of accounting for the impairment of long-lived assets.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 31, 1997

                            [letterhead]


                      Independent Auditor's Report


Partners                                Rural Economic & Community Development
Lakeview Villas, Ltd.                   1137 Old 441, Suite 2
Vienna, VA                              Mount Dora, Florida


We have audited the accompanying statement of financial position of Lakeview Villas, Ltd., A Limited Partnership, RECD Project No. 09-35-133-5580 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Villas, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston



Mobile, Alabama
January 31, 1997

                              [letterhead]



                       Independent Auditor's Report


Partners                                Rural Economic & Community Development
McColl Housing Associates               McMillan Federal Building - Room 235
Vienna, VA                              Florence, SC


We have audited the accompanying statement of financial position of McColl Housing Associates, A Limited Partnership, RECD Project No. 46-35-1334074, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McColl Housing Associates, A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 23, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 23, 1997

                             [letterhead]


                      Independent Auditor's Report


Partners                                 Rural Economic & Community Development
Orange City Villas II, Ltd.              Federal Building - Room 248
Vienna, Virginia                         207 N.W. 2nd Street
                                         Ocala, Florida

We have audited the accompanying statement of financial position of Orange City Villas II, Ltd., A Limited Partnership, RECD Project No. 09-64-133-8444, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orange City Villas II, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 31, 1997

                               [letterhead]


                      Independent Auditor's Report


Partners                                 HUD Field Office Director
Parkview Apartments                      Columbia, S.C.
Vienna, VA


We have audited the accompanying statement of financial position of Parkview Apartments, A Limited Partnership, FHA Project No. 054-35484-PM-PAH-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkview Apartments, A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 23, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program, and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 23, 1997

                             [letterhead]

                      Independent Auditor's Report


Partners                                 Rural Economic & Community Development
Peppertree Village of Avon               P. O. Box 3767
 Park, Ltd.                              West Palm Beach, Florida
Vienna, VA


We have audited the accompanying statement of financial position of Peppertree Village of Avon Park, Ltd., A Limited Partnership, RECD Project No. 09-28-133-5409, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Peppertree Village of Avon Park, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note L to the financial statements, in 1996 the Partnership changed its method of accounting for the impairment of long-lived assets.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 31, 1997

                                [letterhead]

                        Independent Auditor's Report


Partners                                 Rural Economic & Community Development
South Hiawassee Village, Ltd.            1137 Old Highway 441, Suite 2
Vienna, VA                               Mt. Dora, Florida


We have audited the accompanying statement of financial position of South Hiawassee Village, Ltd., A Limited Partnership, RECD Project No. 09-48-133-512 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Hiawassee Village, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 31, 1997

                                [letterhead]


                        Independent Auditor's Report


Partners                                 Rural Economic & Community Development
St. George Villas                        531 Robertson Blvd., Suite D
Vienna, VA                               Walterboro, SC  29488

We have audited the accompanying statement of financial position of St. George Villas, A Limited Partnership, RECD Project No. 46-18-570734543, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of St. George Villas, A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 23, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 23, 1997

                                [letterhead]


                         Independent Auditor's Report


Partners                                 USDA Rural Development
The Meadows Apartments, Ltd.             531 Robertson Blvd., Suite D
Vienna, VA                               Walterboro, SC  29488


We have audited the accompanying statement of financial position of The Meadows Apartments, Ltd., A Limited Partnership, RECD Project No. 46-03-8248-52581 as of December 31, 1996 and 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Meadows Apartments, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note O to the financial statements, in 1996 the Partnership changed its method of accounting for the impairment of long-lived assets.

In accordance with Government Auditing Standards, we have also issued reports dated January 23, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston



Mobile, Alabama
January 23, 1997

                             Independent Auditor's Report


Partners                                              HUD Field Office Director
United Housing Partners - Cuthbert, Ltd.              Atlanta, Georgia
Vienna, VA


We have audited the accompanying statement of financial position of United Housing Partners - Cuthbert, Ltd., A Limited Partnership, FHA Project No. 061-35312-PM-WAH-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Housing Partners -Cuthbert Ltd., A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 10, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program, and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 10, 1997

                             Independent Auditor's Report


Partners                                              HUD Field Office Director
United Housing Partners - Elmwood, Ltd.               Birmingham, Alabama
Vienna, VA


We have audited the accompanying statement of financial position of United Housing Partners - Elmwood, Ltd., A Limited Partnership, FHA Project No. 062-35330-PM-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Housing Partners -Elmwood, Ltd., A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 10, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD programs and Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Bulter & Houston

Mobile, Alabama
January 10, 1997

                             Independent Auditor's Report


Partners                                              HUD Field Office Director
United Housing Partners - Morristown, Ltd.            Knoxville, Tennessee
Vienna, VA


We have audited the accompanying statement of financial position of United Housing Partners - Morristown, Ltd., A Limited Partnership, FHA Project No. 087-35091-PMR-WAH-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Housing Partners -Morristown, Ltd., A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 10, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program, and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 10, 1997

                             Independent Auditor's Report


Partners                                              HUD Field Office Director
United Housing Partners - Welch, Ltd.                 Charleston, West Virginia
Vienna, VA


We have audited the accompanying statement of financial position of United Housing Partners - Welch, Ltd., A Limited Partnership, FHA Project No. 045-35130-PM-WAH-L8, as of December 31, 1996, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Housing Partners -Welch, Ltd., A Limited Partnership, at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 10, 1997 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD programs and Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 10, 1997

                             [letterhead]



                       Independent Auditor's Report


Partners                                 Rural Economic & Community Development
Woodside Villas of Arcadia, Ltd.         P. O. Box 3767
Vienna, VA                               West Palm Beach, Florida


We have audited the accompanying statement of financial position of Woodside Villas of Arcadia, Ltd., A Limited Partnership, RECD Project No. 09-14-133-9529, as of December 31, 1996 and 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodside Villas of Arcadia, Ltd., A Limited Partnership, at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note J to the financial statements, in 1996 the Partnership changed its method of accounting for the impairment of long-lived assets.

In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1997 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 31, 1997

                        [letterhead]




                          INDEPENDENT AUDITOR'S REPORT



                                         February 6, 1997



Partners
Abbott Associates                        West Village - Maple (NY)
Ithaca, New York  14850                  #014-4-N-I


    We have audited the accompanying balance sheets of Abbott Associates (a limited partnership) as of December 31, 1996 and 1995, and the related statements of income, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards and the financial audit standards contained in Government Auditing Standards (1994 Revision), issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Abbott Associates (a limited partnership) at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards, we have also issued a report dated February 6, 1997 on our consideration of Abbott Associates internal control structure and a report dated February 6, 1997 on its compliance with laws and regulations.


                                       /s/ Sciarabba Walker & Co., LLP

                                       Certified Public Accountants

                           INDEPENDENT AUDITORS' REPORT

To the Partners of
NHP Chaparral Associates, L.P.:

We have audited the accompanying balance sheet of NHP Chaparral Associates, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Chaparral Associates, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                       /s/ Wallace Sanders & Company


Dallas, Texas
February 14, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Partners of
NHP Country Club Woods Associates, L.P.:

We have audited the accompanying consolidated balance sheet of NHP Country Club Woods Associates, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related consolidated statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NHP Country Club Woods Associates, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                       /s/ Wallace Sanders & Company


Dallas, Texas
February 14, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Partners of
NHP Country Club Woods, L.P.:

We have audited the accompanying balance sheet of NHP Country Club Woods, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Country Club Woods, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                       /s/ Wallace Sanders & Company


Dallas, Texas
February 14, 1997

                          INDEPENDENT AUDITORS' REPORT


To the Partners of
NHP Greenbriar Associates, L.P.:

We have audited the accompanying consolidated balance sheet of NHP Greenbriar Associates, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related consolidated statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NHP Greenbriar Associates, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                        /s/ Wallace Sanders & Company

Dallas, Texas
February 14, 1997

                             INDEPENDENT AUDITORS' REPORT

To the Partners of
NHP Greenbriar, L.P.:

We have audited the accompanying balance sheet of NHP Greenbriar, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Greenbriar, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                       /s/ Wallace Sanders & Company

Dallas, Texas
February 14, 1997

                           INDEPENDENT AUDITORS' REPORT


To the Partners of
NHP Hessian Hills, L.P.:

We have audited the accompanying balance sheet of NHP Hessian Hills, L.P.(a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Hessian Hills, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                         /s/ Wallace Sanders & Company


Dallas, Texas
February 14, 1997

                             INDEPENDENT AUDITORS' REPORT



To the Partners of
NHP High River, L.P.:

We have audited the accompanying balance sheet of NHP High River, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP High River, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                         /s/ Wallace Sanders & Company


Dallas, Texas
February 14, 1997

                             INDEPENDENT AUDITORS' REPORT



To the Partners of
NHP Spring Lake Manor Associates, L.P.:

We have audited the accompanying consolidated balance sheet of NHP Spring Lake Manor Associates, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related consolidated statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.
 We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NHP Spring Lake Manor Associates, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                               /s/ Wallace Sanders & Company

Dallas, Texas
February 14, 1997

                                 INDEPENDENT AUDITORS' REPORT

To the Partners of
NHP Spring Lake Manor, L.P.:

We have audited the accompanying balance sheet of NHP Spring Lake Manor, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Spring Lake Manor, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (data of formation) to December 31, 1996 in conformity with generally accepted accounting principles.


                                       /s/ Wallace Sanders & Company


Dallas, Texas
February 14, 1997

                             INDEPENDENT AUDITORS' REPORT


To the Partners of
NHP Town and Country and Country Place Associates, L.P.:

We have audited the accompanying consolidated balance sheet of NHP Town and Country and Country Place Associates, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related consolidated statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.
 We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NHP Town and Country and Country Place Associates, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                          /s/ Wallace Sanders & Company

Dallas, Texas
February 14, 1997

                             INDEPENDENT AUDITORS' REPORT

To the Partners of
NHP Town & Country/Country Place L.P.:

We have audited the accompanying balance sheet of NHP Town & Country/Country Place, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Town & Country/Country Place, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                       /s/ Wallace Sanders & Company

Dallas, Texas
February 14, 1997

                             INDEPENDENT AUDITORS' REPORT



To the Partners of
NHP Townhouse Associates, L.P.:

We have audited the accompanying consolidated balance sheet of NHP Townhouse Associates, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related consolidated statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.
 We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NHP Townhouse Associates, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                               /s/ Wallace Sanders & Company

Dallas, Texas
February 14, 1997

                             INDEPENDENT AUDITORS' REPORT



To the Partners of
NHP Townhouse, L.P.:

We have audited the accompanying balance sheet of NHP Townhouse, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Townhouse, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                                /s/ Wallace Sanders & Company

Dallas, Texas
February 14, 1997

                          INDEPENDENT AUDITORS' REPORT
To the Partners of
NHP Twin Gates East, L.P.:

We have audited the accompanying balance sheet of NHP Twin Gates East, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Twin Gates East, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.

                                       /s/ Wallace Sanders & Company

Dallas, Texas
February 14, 1997

                           INDEPENDENT AUDITOR'S REPORT

To the Partners of
NHP Will-O-Wisp Arms, L.P.:

We have audited the accompanying balance sheet of NHP Will-O-Wisp Arms, L.P. (a Delaware limited partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital, and cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHP Will-O-Wisp Arms, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the period from January 2, 1996 (date of formation) to December 31, 1996 in conformity with generally accepted accounting principles.


                                       /s/ Wallace Sanders & Company



Dallas, Texas
February 14, 1997

                                 [LETTERHEAD]



                             INDEPENDENT AUDITORS' REPORT

To the Venturers of
Central Woodlawn Rehabilitation Joint Venture

We have audited the accompanying balance sheet of CENTRAL WOODLAWN REHABILITATION JOINT VENTURE (an Illinois Joint Venture) as of December 31, 1996, and the related statements of income, changes in venturers' capital and cash flows for the year then ended. These financial statements are the responsibility of the Venture's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CENTRAL WOODLAWN REHABILITATION JOINT VENTURE as of December 31, 1996, and the results of its operations, changes in venturers' capital and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                       /s/ Warady & Davis LLP

March 6, 1997

                                  [letterhead]










                             INDEPENDENT AUDITORS' REPORT



To the Partners of
Church Street Associates


We have audited the accompanying balance sheet of CHURCH STREET ASSOCIATES (a Limited Partnership) as of December 31, 1996, and the related statements of operations, changes in partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHURCH STREET ASSOCIATES as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional financial data listed in the accompanying table of contents is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                  /s/ Warady & Davis LLP



February 4, 1997

                                    [Letterhead]

                             INDEPENDENT AUDITORS' REPORT

To the Partners of
MRR Limited Partnership

We have audited the accompanying balance sheet of MRR LIMITED PARTNERSHIP as of December 31, 1996, and the related statements of operations, changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MRR LIMITED PARTNERSHIP as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                         /s/ Warady & Davis LLP


January 20, 1997

                                 [LETTERHEAD]



                             INDEPENDENT AUDITORS' REPORT

To the Partners of
New Vistas Apartments Associates


We have audited the accompanying balance sheets of NEW VISTAS APARTMENTS ASSOCIATES (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-61, as of December 31, 1996 and 1995, and the related statements of income, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and the Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NEW VISTAS APARTMENTS ASSOCIATES as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 24, 1997, on our consideration of NEW VISTAS APARTMENTS ASSOCIATES internal control structure and reports dated January 24, 1997, on its compliance with laws and regulations, specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional financial data listed in the accompanying table of contents is presented for the purpose of additional analysis and is not a required part of the basic financial statements of NEW VISTAS APARTMENTS ASSOCIATES (IHDA PROJECT NO. ML-61).
Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                       /s/ Warady & Davis LLP


January 24, 1997

                                   [Letterhead]

INDEPENDENT AUDITORS' REPORT

To the Partners of
New Vistas Apartments Associates - Phase II

We have audited the accompanying balance sheets of NEW VISTAS APARTMENTS ASSOCIATES -PHASE II (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-101, as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NEW VISTAS APARTMENTS ASSOCIATES - PHASE II as of December 31, 1996 and 1995 and the results of its operations, changes in partners capital and cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                         /s/ Warady & Davis LLP

February 3, 1997

                                [Letterhead]


                        INDEPENDENT AUDITORS' REPORT


To the Partners of
Palmer Square Apartments Associates


We have audited the accompanying balance sheets of PALMER SQUARE APARTMENTS ASSOCIATES (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-123, as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PALMER SQUARE APARTMENTS ASSOCIATES as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                      /s/ Warady & Davis LLP






February 3, 1997

                              [letterhead]




                      INDEPENDENT AUDITORS' REPORT



To the Partners of
Parkways Associates
d/b/a The Parkways

We have audited the accompanying balance sheets of PARKWAYS ASSOCIATES D/B/A THE PARKWAYS (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-148, as of December 31, 1996 and 1995, and the related statements of income, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and the Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PARKWAYS ASSOCIATES D/B/A THE PARKWAYS as of December 31, 1996 and 1995, and the results of its operations, changes in partners capital and cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                         /s/  Warady & Davis LLP






January 28, 1997

                                  [letterhead]


                          INDEPENDENT AUDITORS' REPORT

To the Partners of
The North Washington Park Partnership

We have audited the accompanying balance sheets of THE NORTH WASHINGTON PARK PARTNERSHIP (an Illinois Limited Partnership) (HUD PROJECT NO. 071-35544) as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE NORTH WASHINGTON PARK PARTNERSHIP as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 21, 1997, on our consideration of THE NORTH WASHINGTON PARK PARTNERSHIP internal control structure and reports dated January 21, 1997, on its compliance with laws and regulations, specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional financial data listed in the accompanying table of contents is presented for the purpose of additional analysis and is not a required part of the basic financial statements of THE NORTH WASHINGTON PARK PARTNERSHIP (HUD PROJECT NO. 071-35544). Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                            /s/ Warady & Davis LLP


January 21, 1997

                                  [letterhead]

                       INDEPENDENT AUDITORS' REPORT


To the Partners of
The Oak Park Partnership

         We have audited the accompanying balance sheet of THE OAK PARK PARTNERSHIP (an Illinois Limited Partnership) as of December 31, 1996, and the related statements of income, changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE OAK PARK PARTNERSHIP as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Warady & Davis LLP



January 14, 1997

                                 [LETTERHEAD]


                         INDEPENDENT AUDITORS' REPORT



To the Partners of
The Rogers Park Partnership


We have audited the accompanying balance sheets of THE ROGERS PARK PARTNERSHIP D/B/A NORTHPOINT APARTMENTS (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-163, as of December 31, 1996 and 1995, and the related statements of income, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE ROGERS PARK PARTNERSHIP D/B/A NORTHPOINT APARTMENTS as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                       /s/ Warady & Davis LLP


January 27, 1997

                                ZINER & COMPANY, P.C.
                             CERTIFIED PUBLIC ACCOUNTANTS

                             INDEPENDENT AUDITORS' REPORT


To the Partners of
United Front Homes

    We have audited the accompanying balance sheet (MHFA Forms F.C.-3A & -3B) of United Front Homes (a Massachusetts limited partnership) (Project No. 71-156-N) as of December 31, 1996, and the related statements of changes in partners' equity (deficiency) (MHFA Form F.C.-3C), operations (MHFA Form F.C.-2A) and cash flows (MHFA Forms F.C.-4A, -4B & -4C) for the year then ended. These financial statements are the responsibility of the general partners. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the general partners, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Front Homes as of December 31, 1996, and the results of its operations, its cash flows and changes in partners' equity (deficiency) for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards, we have also issued a report dated March 11, 1997 on our consideration of United Front Homes' internal control structure and a report dated March 11, 1997 on its compliance with laws and regulations.

                                       /s/ Ziner & Company, P.C.


March 11, 1997

[letterhead]



                             INDEPENDENT AUDITORS' REPORT


To the Partners
Vistula Heritage Village
Toledo, Ohio

We have audited the accompanying balance sheet of Vistula Heritage Village, FHA Project No. 042 35298 PM L8 R, (an Ohio Limited Partnership) as of December 31, 1996, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vistula Heritage Village as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 13, 1997, on our consideration of Vistula Heritage Village's internal control structure, and reports dated January 13, 1997, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental data, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the same auditing procedures applied in the audit of the basic financial statements and, in our opinion, discussed above, the supplemental data is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



/s/ Zinner & Co.



January 13, 1997


Lead Auditor:  Sidney Brode
Telephone No.:  (216) 831-0733
Federal Tax
  Identification No.:   34-1663731